Exhibit 99.1

Establishing a path towards

PREMIUM

Through Sustainable Growth…



CenterPoint Analyst Day
September 2021

CenterPoint Energy

CAUTIONARY STATEMENT AND OTHER DISCLAIMERS This presentation and the oral statements made in connection herewith contain statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. Any statement in this presentation regarding future events, such as CenterPoint Energy’s carbon emission reduction goals, including its net-zero emission goals, and its ability to achieve such goals and related timing thereof, the advancement of and use of new technologies for alternative energy sources, CenterPoint Energy’s ability to continue to modernize its distribution grid, executive management continuity and succession planning, future board composition, corporate governance commitments, strategic plans and value creation, capital investments, business opportunities, future financial performance and results of operations, renewable energy growth objectives, growth and guidance (including earnings and customer growth, utility and rate base growth expectations), the expected closing of previously announced strategic transactions, and any other statement that is not historical facts are forward-looking statements. We caution you not to place undue reliance on any forward-looking statements and that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Accordingly, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the performance of Enable, the amount of cash distributions CenterPoint Energy receives from Enable, Enable’s ability to redeem the Enable Series A Preferred Units in certain circumstances and the value of CenterPoint Energy’s interest in Enable; (2) the integration of the businesses acquired in the merger with Vectren Corporation (Vectren), including the integration of technology systems, the outcome of shareholder litigation filed against Vectren that could reduce the benefits of the merger, the ability to realize additional benefits and commercial opportunities from the merger, including the development of new opportunities and the performance of projects undertaken by Energy Systems Group, a subsidiary of CenterPoint Energy, which are subject to, among other factors, the level of success in bidding contracts and cancellation and/or reductions in the scope of projects by customers and obligations related to warranties, guarantees and other contractual and legal obligations; (3) the recording of impairment charges; (4) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand, including the demand for CenterPoint Energy’s non-utility products and services and effects of energy efficiency measures and demographic patterns; (5) timely and appropriate rate actions that allow recovery of costs and a reasonable return on investment, including the timing and amount of natural gas purchase costs associated with the February 2021 winter storm event recovered; (6) future economic and political conditions in regional and national markets and their effect on sales, prices and costs; (7) weather variations and other natural phenomena, including the impact of severe weather events on operations and capital, such as impacts from the February 2021 winter storm event; (8) CenterPoint Energy’s or Enable’s business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the announced sale of our Natural Gas businesses in Arkansas and Oklahoma, which we cannot assure will be completed or will have the anticipated benefits to us, and the merger of Enable with Energy Transfer, which we cannot assure will be completed or will have the anticipated benefits to us or Enable; (9) the outcome of litigation, including litigation related to the February 2021 winter storm event; (10) the ability of retail electric providers (REPs), including REP affiliates of NRG Energy, Inc. and Vistra Energy Corp., to satisfy their obligations to CenterPoint Energy and Houston Electric, including the negative impact on such ability related to COVID-19 and the February 2021 winter storm event; (11) the COVID- 19 pandemic and its effect on CenterPoint Energy’s and Enable’s operations, business and financial condition, the industries and communities they serve, U.S. and world financial markets and supply chains, potential regulatory actions and changes in customer and stakeholder behaviors relating thereto; (12) state and federal legislative and regulatory actions or developments affecting various aspects of CenterPoint Energy’s businesses (including the businesses of Enable), including, among others, energy deregulation or re-regulation, pipeline integrity and safety, regulations relating to climate change, air emissions, carbon, waste water discharges and the handling and disposal of coal combustion residuals, and changes in regulation and legislation pertaining to trade, health care, finance and actions regarding the rates charged by our regulated businesses; (13) direct or indirect effects on CenterPoint Energy’s or Enable’s facilities, resources, operations and financial condition resulting from terrorism, cyber attacks or intrusions, data security breaches or other attempts to disrupt their businesses or the businesses of third parties, or other catastrophic events such as fires, ice, explosions, leaks, severe weather events, pandemic health events or other occurrences; (14) tax legislation, including the effects of the Coronavirus Aid, Relief, and Economic Security (CARES) Act and the comprehensive tax reform legislation informally referred to as the Tax Cuts and Jobs Act (which includes but is not limited to any potential changes to tax rates, tax credits and/or interest deductibility), as well as any changes in tax laws under the Biden administration and uncertainties involving state commissions’ and local municipalities’ regulatory requirements and determinations regarding the treatment of excess deferred income taxes and CenterPoint Energy’s rates; (15) CenterPoint Energy’s ability to mitigate weather impacts through normalization or rate mechanisms, and the effectiveness of such mechanisms; (16) actions by credit rating agencies, including any potential downgrades to credit ratings; (17) matters affecting regulatory approval, legislative actions, construction, implementation of necessary technology or other issues with respect to major capital projects that result in delays or cancellation or in cost overruns that cannot be recouped in rates; (18) the impact of unplanned facility outages or other closures; (19) CenterPoint Energy’s ability to fund and invest planned capital and the timely recovery of CenterPoint Energy’s investments, including those related to Indiana Electric’s generation transition plan as part of its most recent IRP; (20) CenterPoint Energy’s ability to successfully construct and operate electric generating facilities, including complying with applicable environmental standards and the implementation of a well-balanced energy and resource mix, as appropriate; (21) the sufficiency of CenterPoint Energy’s insurance coverage, including availability, cost, coverage and terms and ability to recover claims; (22) commercial bank and financial market conditions, CenterPoint Energy’s access to capital, the cost of such capital, and the results of CenterPoint Energy’s financing and refinancing efforts, including availability of funds in the debt capital markets; (23) changes in rates of inflation; (24) inability of various counterparties or customers to meet their obligations to CenterPoint Energy; (25) the extent and effectiveness of CenterPoint Energy’s and Enable’s risk management and hedging activities, including but not limited to, financial and weather hedges; (26) timely and appropriate regulatory actions, which include actions allowing securitization, for any future hurricanes or other severe weather events, or natural disasters or other recovery of costs; (27) CenterPoint Energy’s or Enable’s ability to recruit, effectively transition and retain management and key employees and maintain good labor relations; (28) changes in technology, particularly with respect to efficient battery storage or the emergence or growth of new, developing or alternative sources of generation; (29) the impact of alternate energy sources on the demand for natural gas; (30) the timing and outcome of any audits, disputes and other proceedings related to taxes; (31) the transition to a replacement for the LIBOR benchmark interest rate; (32) the effect of changes in and application of accounting standards and pronouncements; (33) CenterPoint Energy’s ability to execute operations and maintenance management initiatives, targets and goals; and (34) other factors discussed in CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, CenterPoint Energy’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 and other reports CenterPoint Energy or its subsidiaries may file from time to time with the Securities and Exchange Commission. This presentation contains time-sensitive information that is accurate as of September 23, 2021. Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein, except as required by law. Use of Non-GAAP Financial Measures The Company provides guidance based on non-GAAP Utility Net income, non-GAAP long term funds from operations (FFO) and non-GAAP utility earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Please refer to the Appendix for detailed discussion of the use of non-GAAP financial measures presented herein. . CenterPoint Energy Analyst Day – September 2021 2CAUTIONARY STATEMENT AND OTHER DISCLAIMERS This presentation and the oral statements made in connection herewith contain statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. Any statement in this presentation regarding future events, such as CenterPoint Energy’s carbon emission reduction goals, including its net-zero emission goals, and its ability to achieve such goals and related timing thereof, the advancement of and use of new technologies for alternative energy sources, CenterPoint Energy’s ability to continue to modernize its distribution grid, executive management continuity and succession planning, future board composition, corporate governance commitments, strategic plans and value creation, capital investments, business opportunities, future financial performance and results of operations, renewable energy growth objectives, growth and guidance (including earnings and customer growth, utility and rate base growth expectations), the expected closing of previously announced strategic transactions, and any other statement that is not historical facts are forward-looking statements. We caution you not to place undue reliance on any forward-looking statements and that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Accordingly, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the performance of Enable, the amount of cash distributions CenterPoint Energy receives from Enable, Enable’s ability to redeem the Enable Series A Preferred Units in certain circumstances and the value of CenterPoint Energy’s interest in Enable; (2) the integration of the businesses acquired in the merger with Vectren Corporation (Vectren), including the integration of technology systems, the outcome of shareholder litigation filed against Vectren that could reduce the benefits of the merger, the ability to realize additional benefits and commercial opportunities from the merger, including the development of new opportunities and the performance of projects undertaken by Energy Systems Group, a subsidiary of CenterPoint Energy, which are subject to, among other factors, the level of success in bidding contracts and cancellation and/or reductions in the scope of projects by customers and obligations related to warranties, guarantees and other contractual and legal obligations; (3) the recording of impairment charges; (4) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand, including the demand for CenterPoint Energy’s non-utility products and services and effects of energy efficiency measures and demographic patterns; (5) timely and appropriate rate actions that allow recovery of costs and a reasonable return on investment, including the timing and amount of natural gas purchase costs associated with the February 2021 winter storm event recovered; (6) future economic and political conditions in regional and national markets and their effect on sales, prices and costs; (7) weather variations and other natural phenomena, including the impact of severe weather events on operations and capital, such as impacts from the February 2021 winter storm event; (8) CenterPoint Energy’s or Enable’s business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the announced sale of our Natural Gas businesses in Arkansas and Oklahoma, which we cannot assure will be completed or will have the anticipated benefits to us, and the merger of Enable with Energy Transfer, which we cannot assure will be completed or will have the anticipated benefits to us or Enable; (9) the outcome of litigation, including litigation related to the February 2021 winter storm event; (10) the ability of retail electric providers (REPs), including REP affiliates of NRG Energy, Inc. and Vistra Energy Corp., to satisfy their obligations to CenterPoint Energy and Houston Electric, including the negative impact on such ability related to COVID-19 and the February 2021 winter storm event; (11) the COVID- 19 pandemic and its effect on CenterPoint Energy’s and Enable’s operations, business and financial condition, the industries and communities they serve, U.S. and world financial markets and supply chains, potential regulatory actions and changes in customer and stakeholder behaviors relating thereto; (12) state and federal legislative and regulatory actions or developments affecting various aspects of CenterPoint Energy’s businesses (including the businesses of Enable), including, among others, energy deregulation or re-regulation, pipeline integrity and safety, regulations relating to climate change, air emissions, carbon, waste water discharges and the handling and disposal of coal combustion residuals, and changes in regulation and legislation pertaining to trade, health care, finance and actions regarding the rates charged by our regulated businesses; (13) direct or indirect effects on CenterPoint Energy’s or Enable’s facilities, resources, operations and financial condition resulting from terrorism, cyber attacks or intrusions, data security breaches or other attempts to disrupt their businesses or the businesses of third parties, or other catastrophic events such as fires, ice, explosions, leaks, severe weather events, pandemic health events or other occurrences; (14) tax legislation, including the effects of the Coronavirus Aid, Relief, and Economic Security (CARES) Act and the comprehensive tax reform legislation informally referred to as the Tax Cuts and Jobs Act (which includes but is not limited to any potential changes to tax rates, tax credits and/or interest deductibility), as well as any changes in tax laws under the Biden administration and uncertainties involving state commissions’ and local municipalities’ regulatory requirements and determinations regarding the treatment of excess deferred income taxes and CenterPoint Energy’s rates; (15) CenterPoint Energy’s ability to mitigate weather impacts through normalization or rate mechanisms, and the effectiveness of such mechanisms; (16) actions by credit rating agencies, including any potential downgrades to credit ratings; (17) matters affecting regulatory approval, legislative actions, construction, implementation of necessary technology or other issues with respect to major capital projects that result in delays or cancellation or in cost overruns that cannot be recouped in rates; (18) the impact of unplanned facility outages or other closures; (19) CenterPoint Energy’s ability to fund and invest planned capital and the timely recovery of CenterPoint Energy’s investments, including those related to Indiana Electric’s generation transition plan as part of its most recent IRP; (20) CenterPoint Energy’s ability to successfully construct and operate electric generating facilities, including complying with applicable environmental standards and the implementation of a well-balanced energy and resource mix, as appropriate; (21) the sufficiency of CenterPoint Energy’s insurance coverage, including availability, cost, coverage and terms and ability to recover claims; (22) commercial bank and financial market conditions, CenterPoint Energy’s access to capital, the cost of such capital, and the results of CenterPoint Energy’s financing and refinancing efforts, including availability of funds in the debt capital markets; (23) changes in rates of inflation; (24) inability of various counterparties or customers to meet their obligations to CenterPoint Energy; (25) the extent and effectiveness of CenterPoint Energy’s and Enable’s risk management and hedging activities, including but not limited to, financial and weather hedges; (26) timely and appropriate regulatory actions, which include actions allowing securitization, for any future hurricanes or other severe weather events, or natural disasters or other recovery of costs; (27) CenterPoint Energy’s or Enable’s ability to recruit, effectively transition and retain management and key employees and maintain good labor relations; (28) changes in technology, particularly with respect to efficient battery storage or the emergence or growth of new, developing or alternative sources of generation; (29) the impact of alternate energy sources on the demand for natural gas; (30) the timing and outcome of any audits, disputes and other proceedings related to taxes; (31) the transition to a replacement for the LIBOR benchmark interest rate; (32) the effect of changes in and application of accounting standards and pronouncements; (33) CenterPoint Energy’s ability to execute operations and maintenance management initiatives, targets and goals; and (34) other factors discussed in CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, CenterPoint Energy’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 and other reports CenterPoint Energy or its subsidiaries may file from time to time with the Securities and Exchange Commission. This presentation contains time-sensitive information that is accurate as of September 23, 2021. Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein, except as required by law. Use of Non-GAAP Financial Measures The Company provides guidance based on non-GAAP Utility Net income, non-GAAP long term funds from operations (FFO) and non-GAAP utility earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Please refer to the Appendix for detailed discussion of the use of non-GAAP financial measures presented herein. . CenterPoint Energy Analyst Day – September 2021 2

Executive Kickoff

COMPANY PROFILE

Financial Statistics [1]

- Stock Price **$26.22**
- Market Cap – ~**$16B**
- Enterprise Value – ~**$32B**
- Payout Ratio – **55%**
- Total Assets – **$36B** [1]
- Non-GAAP Utility Net Income – **$757M** [2]
- Credit Rating – **BBB / Baa2** [3]

Electric Transmission & Distribution and Power Generation [4]

more than
2.7 million
METERED CUSTOMERS

2 states

Natural Gas Distribution [5]

more than
4.7 million [6]
METERED CUSTOMERS

8 states


Minnesota Gas
Ohio Gas
Arkansas Gas [5]
Texas Gas
Mississippi Gas
Houston Electric
Company HQ
North Indiana Gas
Southern Indiana Gas & Electric
Oklahoma Gas [5]
Louisiana Gas
Power generation
MN
MI
WI
IA
IL
IN
OH
MO
KY
TN
OK
AR
MS
LA
TX

Note: Refer to slide 2 for information on forward-looking statements and see slide 93 for information on non-GAAP measures, including Utility EPS, Utility net income, and respective assumptions. See slide 86 for a reconciliation of non-GAAP Utility Net Income to its most directly comparable GAAP financial measure. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021

3

Executive kickoff Executive Kickoff Dave Lesar President and Chief Executive Officer CenterPoint Energy Analyst Day – September 2021 4Executive kickoff Executive Kickoff Dave Lesar President and Chief Executive Officer CenterPoint Energy Analyst Day – September 2021 4

Executive kickoff

CenterPoint Energy

OUR TEAM



Dave Lesar *
President and Chief Executive Officer



Kristie Colvin
SVP and Chief Accounting Officer



Scott Doyle *
EVP of Natural Gas



Lynne Harkel-Rumford
SVP and Chief Human Resources Officer



Monica Karuturi
SVP and General Counsel



Gregory Knight *
EVP of Customer Transformation and Business Services



Kenny Mercado *
EVP of Electric Utility



Jason Ryan *
SVP of Regulatory Services and Government Affairs



Jason Wells *
EVP and Chief Financial Officer

* denotes today's presenters

CenterPoint Energy Analyst Day – September 2021

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Executive kickoff

ANALYST DAY AGENDA

Time	Event	Presenter(s)
9:00 AM	**Executive kickoff**	Dave Lesar
9:20 AM	**Integrating industry-leading Net-Zero commitments**	Jason Wells
9:30 AM	**Investing in our utility businesses**	Kenny Mercado and Scott Doyle
10:00 AM	**Delivering clean & resilient services for our customers**	Gregory Knight
10:10 AM	**Serving constructive regulatory jurisdictions**	Jason Ryan
10:20 AM	**Path towards sustainable financial growth**	Jason Wells
10:35 AM	**Closing: Key takeaways**	Dave Lesar
Brief Intermission		
10:45 AM	**Q&A Session**	Management Panel
12:00 PM – 2:00 PM	**Lunch and Breakout sessions at Hyatt Regency Houston**	Various CenterPoint teams

CenterPoint Energy Analyst Day – September 2021 6

Executive kickoff

CenterPoint Energy

YESTERDAY'S GREAT HEADLINES….

8% Utility EPS Growth[1] **6% - 8%** Utility EPS Growth[1]	For 2021 (Top decile)[2] 5-year annual growth (Top decile)[2]
$16B+ **10%** CAGR[3]	2021 – 2025 Capital Plan Rate Base Growth
Moving to a purely regulated utility	Supporting a transaction to allow for future **midstream exit**[4]
$300M ATM equity issuance over 5-year plan No block equity needs	Utilizing asset sales to efficiently recycle capital for growth
1% - 2% YoY O&M Reduction Target[5]	Focusing on cost control with opportunity for reinvestments
1% - 2% annual avg customer growth[6]	Serving jurisdictions with organic customer growth

….THAT WE WILL IMPROVE UPON TODAY

Note: Refer to slide 2 for information on forward-looking statements and slide 93 for information on non-GAAP measures, including Utility EPS and Utility EPS assumptions. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 7

Executive kickoff TODAY’S HEADLINES…. CenterPoint Energy Analyst Day – September 2021 8Executive kickoff TODAY’S HEADLINES…. CenterPoint Energy Analyst Day – September 2021 8

Executive kickoff HEADLINE 1 – INCREASING UTILITY EPS GROWTH GUIDANCE…. 8% Expected annual growth in 2021, 22, 23 and 24 6% - 8% Expected annual growth from 2025-30 This would double Utility EPS and dividends in less than 10 years (1) ….THIS IS TOP DECILE UTILITY EPS GROWTH FOR THE INDUSTRY Note: Refer to slide 2 for information on forward-looking statements and slide 93 for information on non-GAAP measures, including Utility EPS and Utility EPS assumptions. See appendix for endnotes. CenterPoint Energy Analyst Day – September 2021 9Executive kickoff HEADLINE 1 – INCREASING UTILITY EPS GROWTH GUIDANCE…. 8% Expected annual growth in 2021, 22, 23 and 24 6% - 8% Expected annual growth from 2025-30 This would double Utility EPS and dividends in less than 10 years (1) ….THIS IS TOP DECILE UTILITY EPS GROWTH FOR THE INDUSTRY Note: Refer to slide 2 for information on forward-looking statements and slide 93 for information on non-GAAP measures, including Utility EPS and Utility EPS assumptions. See appendix for endnotes. CenterPoint Energy Analyst Day – September 2021 9

Executive kickoff

HEADLINE 2 – INCREASING CAPITAL INVESTMENT….

Increasing our current 5-year capital plan [1] to

$18B+

from $16B+

We are announcing today a new

$40B+

10-year capital plan [2]

~$1B of additional reserve capital

No spending cliff here

….TO CONTINUE TO INVEST IN SAFETY AND RESILIENCY OF OUR SERVICE

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

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CenterPoint Energy

HEADLINE 3 – NO EQUITY NEEDS TO FUND GROWTH….

Announcing the

elimination

of our previously communicated $300M of ATM equity needs [1]

Announcing

no external equity issuance

for the full 10-year capital plan

Utilizing

>$3B

of after-tax proceeds to efficiently fund growth and pay down debt [2]

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

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HEADLINE 4 - ELIMINATING MIDSTREAM EXPOSURE….

We expect to exit midstream by
end of 2022 [1]

Announcing a contingent forward sale of
50 million
Energy Transfer common units

Anticipate
>40% monetization [1]
by end of 2021, including Energy Transfer preferred units

….BECOMING A PURELY REGULATED UTILITY

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

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CenterPoint Energy

HEADLINE 5 – ANNOUNCING A NET-ZERO CARBON TARGET….

Net Zero direct emissions by

2035

with clear and transparent steps across all jurisdictions, no exclusions

An industry-leading goal

~15 years

ahead of the peer average [1]

….THAT IS MORE AGGRESSIVE THAN OTHER UTILITIES WITH GENERATION

Note: Refer to slide 2 for information on forward-looking statements and slide 93 for Net Zero disclaimer. See appendix for endnotes.

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HEADLINE 6 – MAINTAINING A STRONG BALANCE SHEET….

Plan supports

14% - 15%

long-term FFO/Debt [1] over the 10-year plan

Starting in 2022

Expect parent level debt at

~20%

by the end of 2022

Note: Refer to slide 2 for information on forward-looking statements and slide 93 for information on non-GAAP measures, including long-term FFO assumptions. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021

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Executive kickoff HEADLINE 7 – MAINTAINING COST DISCIPLINE AND SERVING GROWING REGIONS…. Plan maintains 1% - 2% (1) Annual O&M reductions through continuous improvement 1% - 2% (2) Organic annual customer growth 1% - 2% (3) Potential incremental load growth from EVs ….KEEPING SERVICE AFFORDABLE FOR CUSTOMERS Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes. CenterPoint Energy Analyst Day – September 2021 15Executive kickoff HEADLINE 7 – MAINTAINING COST DISCIPLINE AND SERVING GROWING REGIONS…. Plan maintains 1% - 2% (1) Annual O&M reductions through continuous improvement 1% - 2% (2) Organic annual customer growth 1% - 2% (3) Potential incremental load growth from EVs ….KEEPING SERVICE AFFORDABLE FOR CUSTOMERS Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes. CenterPoint Energy Analyst Day – September 2021 15

Executive kickoff

CenterPoint Energy

OUR 10-YEAR FINANCIAL PLAN….

Scenario assuming 2021E-2024E annual Utility EPS growth of 8% and 2025E-2030E annual Utility EPS growth of 7%

Rate Base Growth	Utility EPS Growth	Dividend Growth
~$16B+ 2020 Ending Rate Base	**$1.17** 2020 Ending Utility EPS	**$0.60** (2) 2020 Dividend per Share
~$37B+ 2030E Rate Base	**$2.38** (1) 2030E Utility EPS	**$1.21** (1) 2030E Dividend per Share

….IS A COMPELLING AND SUSTAINABLE VALUE PROPOSITION

Note: Refer to slide 2 for information on forward-looking statements and slide 93 for information on non-GAAP measures, including Utility EPS and Utility EPS assumptions. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 16

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CenterPoint Energy

PREMIUM UTILITY BENCHMARK COMPARISONS….

Headline	CenterPoint	Premium Utilities [1]	CNP vs. Premium Utilities
Utility EPS Growth [2]	8%	5 - 7%	▲ Top
Rate Base Growth [3]	9%	6 - 8%	▲ Top
Dividend Per Share Growth [4]	8%	5 - 7%	▲ Top
External Equity Needs [5]	0%	0 - 5%	▲ Among Top
Net-Zero Goal [5]	2035	2048 average	▲ Top
Customer Growth [6]	1-2%	0-1%	▲ Top
Balance Sheet Metrics [7]	Baa2	Baa1 /Baa2	— Inline

….HIGHLIGHTS COMPELLING GROWTH AND VALUE PROPOSITION FOR STAKEHOLDERS

Note: Refer to slide 2 for information on forward-looking statements and slide 93 for Net Zero disclaimer and information on non-GAAP measures, including Utility EPS and Utility EPS assumptions. "Premium Utilities" include AEE, CMS, LNT, WEC, and XEL. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021

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Executive kickoff

CenterPoint Energy

OUR NEW PREMIUM VALUE PROPOSITION
10 YEAR PLAN

- Delivering **industry-leading Utility EPS growth** of 8% annually through 2024 and 6-8% annually through 2030 [1]; targeting Dividend growth in line with Utility EPS growth
- Increasing 5-year Capital plan to $18B+, and introducing **10-year Capital plan** of $40B+, with more potential well beyond our 10-year horizon
- Utilizing >$3B in proceeds; **No external equity issuance** planned through 2030
- Executed contingent forward sale of Energy Transfer common units [2]; plan to **accelerate future midstream exit**
- Industry-leading **Net Zero direct emissions by 2035** target; nearly 15 years ahead of peer average [3]
- Maintaining balance sheet health; long term **FFO/Debt** [4] target **of 14%-15%** through 2030
- **Keeping rates affordable** through maintained O&M [5] discipline and customer growth [6]
- Becoming a **Pure-play** Regulated Utility with a consistent **track record** of delivery

Note: Refer to slide 2 for information on forward-looking statements and slide 93 for Net Zero disclaimer and information on non-GAAP measures, including Utility EPS and long term FFO/Debt and their related assumptions. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021

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CenterPoint Energy

SERVING GROWING AND PREMIUM JURISDICTIONS….

Population Growth: 2010 to 2020 (1)


15%
Houston Electric
Company HQ
Texas Gas

~56%+ of 2021E Rate Base Dedicated to Texas

Houston is currently the **4th largest city** in the U.S. **and is the only one growing** among the top 4 cities [1]

Houston ranks **#1 in diversity** in the U.S. [2]

Houston is **home to 21 Fortune 500 companies** 2nd only to New York and 2x as many as Dallas [3]

- Hewlett Packard Enterprise and NRG Energy [4] **relocated to Houston** in the past year

Texas Medical Center is the **world's largest medical center** and on its own is the **8th largest business district in U.S.** [5]

Houston Electric **customer growth** projected to continue **at 2%** annually [6]

Austin-San Antonio Corridor – one of the fastest-growing regions in the U.S. with **50%+ population growth expected by 2030** [7]

….ANCHORED BY STRONG MACRO DRIVERS IN THE GREATER HOUSTON AREA

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 19

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CenterPoint Energy

SERVING GROWING AND PREMIUM JURISDICTIONS….

Population Growth by State: 2010 to 2020 [1]


MN
8%
IN
5%
Minnesota Gas
North Indiana Gas
Southern Indiana Gas & Electric
MS
-%
LA
3%
OH
2%
Ohio Gas
Mississippi Gas
Louisiana Gas

~30% of 2021E Rate Base Dedicated to IN + MN

Minnesota's population **outgrew the U.S. average** over the last decade[1]

Second to Minnesota, Indiana had the **highest population growth in the Midwest** over the last decade [1]

Minnesota's and Indiana's **real GDP increased 7.5% and 6.8%**, respectively, in Q1 2021 compared to the **U.S. growth rate of 6.4%**[2]

Minnesota and Indiana are **home to 42 Fortune 500 Companies** [3]

Constructive regulatory jurisdictions
All gas jurisdictions (except MN) **passed legislation to prohibit natural gas ban**

….ANCHORED BY STRONG MACRO DRIVERS IN MINNESOTA AND INDIANA

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 20

Executive kickoff $40+ BILLION OF SUSTAINABLE CAPITAL INVESTMENTS OVER 10 YEARS…. ~$18+ Billion 5-Yr Capital Plan ~$4.7 ~$22 billion ~$3.8 ~$3.7 ~$3.5 ~$3.2 2021E 2022E 2023E 2024E 2025E 2026E – 2030E ….TO PROVIDE SAFE, RESILIENT, AFFORDABLE, AND CLEAN SERVICES FOR OUR CUSTOMERS Note: Refer to slide 2 for information on forward-looking statements. Includes the effect of AR and OK gas LDCs dispositions expected to be completed by 2022. CenterPoint Energy Analyst Day – September 2021 21 $ in billionsExecutive kickoff $40+ BILLION OF SUSTAINABLE CAPITAL INVESTMENTS OVER 10 YEARS…. ~$18+ Billion 5-Yr Capital Plan ~$4.7 ~$22 billion ~$3.8 ~$3.7 ~$3.5 ~$3.2 2021E 2022E 2023E 2024E 2025E 2026E – 2030E ….TO PROVIDE SAFE, RESILIENT, AFFORDABLE, AND CLEAN SERVICES FOR OUR CUSTOMERS Note: Refer to slide 2 for information on forward-looking statements. Includes the effect of AR and OK gas LDCs dispositions expected to be completed by 2022. CenterPoint Energy Analyst Day – September 2021 21 $ in billions

Executive kickoff ESTABLISHING A PATH TOWARDS PREMIUM…. Through Sustainable Growth Sustainable, resilient, Sustainable Positive and Sustainable Growth for Impact on our affordable service Shareholders Environment for Customers ….FOR ALL STAKEHOLDERS Note: Refer to slide 2 for information on forward-looking statements. CenterPoint Energy Analyst Day – September 2021 22Executive kickoff ESTABLISHING A PATH TOWARDS PREMIUM…. Through Sustainable Growth Sustainable, resilient, Sustainable Positive and Sustainable Growth for Impact on our affordable service Shareholders Environment for Customers ….FOR ALL STAKEHOLDERS Note: Refer to slide 2 for information on forward-looking statements. CenterPoint Energy Analyst Day – September 2021 22

Integrating industry-leading Net Zero Commitments Integrating Industry-leading Net Zero Commitments Jason Wells Executive Vice President and Chief Financial Officer CenterPoint Energy Analyst Day – September 2021 23Integrating industry-leading Net Zero Commitments Integrating Industry-leading Net Zero Commitments Jason Wells Executive Vice President and Chief Financial Officer CenterPoint Energy Analyst Day – September 2021 23

Integrating industry-leading Net Zero commitments ESTABLISHING INDUSTRY-LEADING CARBON REDUCTION TARGETS Scope 3 Emissions Scope 1 & 2 Emissions Utility to announce Scope 3 carbon Utility with generation to announce st st reduction goal by 2035 that applies Net-Zero goal (Scope 1 & 2) by 2035 1 1 (1) (1) ~15 years ahead of peer average goals to all operating jurisdictions Net-Zero Carbon Target Carbon Reduction Target 2025 2030 2035 2040 2045 2050 2025 2030 2035 2040 2045 2050 CNP CNP 20% - 30% reduction by 2035 Peer A Peer A Peer B Peer B Peer C Peer C Peer D Peer D Peer E Peer E Peer F 35% reduction by 2050 Peer F Peer G Peer G Peer H Peer H Peer I Peer I Peer J Peer J Peer K Net Zero by 2050, excluding some businesses Note: Refer to slide 2 for information on forward-looking statements and slide 93 for Net Zero disclaimer. See appendix for endnotes. See definitions for emission scopes on slide 85. Our Scope 2 estimates exclude Texas electric T&D assets in the line loss calculation and exclude emissions related to purchased power between ’24E-’26E. Our Scope 3 estimates exclude the emissions of transport customers and emissions related to upstream extraction. CenterPoint Energy Analyst Day – September 2021 24Integrating industry-leading Net Zero commitments ESTABLISHING INDUSTRY-LEADING CARBON REDUCTION TARGETS Scope 3 Emissions Scope 1 & 2 Emissions Utility to announce Scope 3 carbon Utility with generation to announce st st reduction goal by 2035 that applies Net-Zero goal (Scope 1 & 2) by 2035 1 1 (1) (1) ~15 years ahead of peer average goals to all operating jurisdictions Net-Zero Carbon Target Carbon Reduction Target 2025 2030 2035 2040 2045 2050 2025 2030 2035 2040 2045 2050 CNP CNP 20% - 30% reduction by 2035 Peer A Peer A Peer B Peer B Peer C Peer C Peer D Peer D Peer E Peer E Peer F 35% reduction by 2050 Peer F Peer G Peer G Peer H Peer H Peer I Peer I Peer J Peer J Peer K Net Zero by 2050, excluding some businesses Note: Refer to slide 2 for information on forward-looking statements and slide 93 for Net Zero disclaimer. See appendix for endnotes. See definitions for emission scopes on slide 85. Our Scope 2 estimates exclude Texas electric T&D assets in the line loss calculation and exclude emissions related to purchased power between ’24E-’26E. Our Scope 3 estimates exclude the emissions of transport customers and emissions related to upstream extraction. CenterPoint Energy Analyst Day – September 2021 24

Integrating industry-leading Net Zero commitments

CenterPoint Energy

ACCELERATE TO NET ZERO SCOPE 1 AND 2 EMISSIONS BY 2035….

5.2MM Annual MT (1)
2020 Actual

~60%
Actions Underway

- Retire coal units AB Brown 1&2 and Exit Warrick 4 coal unit by 2023
- Retire coal unit Culley 2 by 2025
- Coal retirements partially offset by gas CT plant in 2024 (2)
- Modernize Pipe and Fleet; Enhance Leak detection

~40%
Future Actions

- Culley 3 coal unit *to be addressed in the next IRP*
- Offsets and renewable credits

Net Zero 2035 (3)

….THROUGH CLEAR AND TRANSPARENT STEPS

Note: Refer to slide 2 for information on forward-looking statements and slide 93 for Net Zero disclaimer. See appendix for endnotes. See definitions for emission scopes on slide 85. As Texas is in an unregulated market, our Scope 2 estimates exclude Texas electric T&D assets in the line loss calculation and exclude emissions related to purchased power between '24E-'26E.

CenterPoint Energy Analyst Day – September 2021

25

Integrating industry-leading Net Zero commitments

CenterPoint Energy

NET ZERO GOALS REQUIRES MINIMAL OFFSETS

Potential Scenario

5.2 MM Annual MT of CO_2

~85 - 90% of reduction is through active measures

~10%-15% reduction through offsets

0 MM MT of CO_2

Only ~10 -15% of net-zero goal is achieved through offsets or credits

Offset mechanism	% of 2035 Emission Balance
ROW management and owned property **Ex:** native plantings, pollinator habitat, etc.	~30%
Forestry / Land Use **Ex:** managed pine forests in MS	~50%
Examples of other credits	
Energy Efficiency, Renewables [1]	~20%
Alternative Fuels (Hydrogen & RNG)	

Note: Refer to slide 2 for information on forward-looking statements and slide 93 for Net Zero disclaimer. See appendix for endnotes. See definitions for emission scopes on slide 85. As Texas is in an unregulated market, our Scope 2 estimates exclude Texas electric T&D assets in the line loss calculation and exclude emissions related to purchased power between '24E-'26E.

CenterPoint Energy Analyst Day – September 2021 26

Integrating industry-leading Net Zero commitments

CenterPoint Energy

ESTABLISHING INDUSTRY LEADING SCOPE 3 EMISSION REDUCTION BY 2035

20MM Annual MT [(1)]
2021 Estimate

20% - 30% reduction by 2035 [(2)]

Currently Underway

- Energy Efficiency Conservation Improvement Programs 10%
- Hydrogen Pilots 5-10%
- Commercial CCS Pilots 1-5%

New Actions

- RNG Offsets 20%
- High efficiency appliances, Demand side management, Weatherization, Smart Home Programs 25%
- New Technology, Enhanced Hydrogen, Further Offsets 30%

20%-30% reduction by 2035

….PRIMARILY UTILIZING EXISTING TECHNOLOGY

Note: Refer to slide 2 for information on forward-looking statements and slide 93 for Net Zero disclaimer. Interim target reductions as measured against 2020. See appendix for endnotes. See definitions for emission scopes on slide 85. Our Scope 3 estimates exclude the emissions of transport customers and emissions related to upstream extraction.

CenterPoint Energy Analyst Day – September 2021 27

Integrating industry-leading Net Zero commitments

CenterPoint Energy

COMMITMENT TO GOVERNANCE AND EXECUTIVE ALIGNMENT ON ESG

Board ESG Oversight

Governance committee will become **Governance, Environmental and Sustainability Committee**

Environmental measures to be included in 2022 compensation plan

VP of environment and sustainability

Refreshed and Diversified Board

55%
are women or minorities

66%
have been on the board 5 years or less

Establishing Independent Governance

Newly established
Independent Chairman
Now 1 of 7
Utilities in proxy peer group [1] with Independent Chair

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 28

Integrating industry-leading Net Zero commitments

ENHANCED ESG COMMITMENTS AND OUR ESG REPORTING….

What's New

Launched a dedicated ESG website to provide regular updates

Enhanced **engagements** with ESG Ratings firms

What's Next

Integrating emission reduction goals into **executive compensation** (2022)

Progressing towards UN Sustainable Development Goal alignment as we develop a path for **sustainable financing** (2022)

Implementing our **Net Zero strategy** will enable us to regularly report on our progress


CONTACT US
ABOUT
GOVERNANCE
SOCIAL IMPACT
NET ZERO BY 2035
ENVIRONMENT
ESG DATA CENTER
CENTERPOINT ENERGY SUSTAINABILITY
NET ZERO BY 2035
NET-ZERO EMISSIONS BY 2035

…. AS WE PROGRESS OUR ESG STORY

Note: Refer to slide 2 for information on forward-looking statements.

CenterPoint Energy Analyst Day – September 2021

29

Investing in our Electric business Investing in our Electric business Kenny Mercado EVP of Electric Utility CenterPoint Energy Analyst Day – September 2021 30Investing in our Electric business Investing in our Electric business Kenny Mercado EVP of Electric Utility CenterPoint Energy Analyst Day – September 2021 30

Investing in our Electric business

CenterPoint Energy

PREMIUM JURISDICTIONS….

Houston Electric


TX
Montgomery
Liberty
Austin
Harris
Houston
Chambers
Fort Bend
Wharton
Brazoria

- ~2.6M Metered Customers
- ~4,000+ mi of Transmission Line
- 55,000+ mi of Distribution Line
- ~1/4 of ERCOT Summer Peak load

Houston Electric
★ Company HQ

Indiana Electric


IN

- ~150k Metered Customers
- 1,000+ mi of Transmission Line
- 7,000+ mi of Distribution Line
- ~1,300 MW of Generation Capacity

Indiana Electric
★ Indiana electric HQ

Value Proposition

✓ **Superior utility driven by $23B+** of sustainable capital investments through 2030

- System Growth
- System Reliability and Resiliency
- Renewable Integration

✓ **Constructive regulatory mechanisms**

✓ **Strong, consistent O&M discipline**

✓ **Continued focus on safety and reliability**

….WITH FOCUS ON GROWTH, RESILIENCY, AND RENEWABLES

Note: Refer to slide 2 for information on forward-looking statements. Customer data as of June 30, 2021; Operational data as of December 31, 2020

CenterPoint Energy Analyst Day – September 2021

31

Investing in our Electric business

SUSTAINABLE CAPITAL INVESTMENTS

2021E-2030E: $23B+ of Capital


Other
4%
Renewables + (1)
14%
Growth /
Customer Additions
47%
Resiliency &
Reliability
35%

Investments for Future State by 2030E

~$11 Billion
System Growth and Improvement
Supported by 2%+ Annual Customer Growth

$8 Billion+
System Resiliency and Reliability
To Modernize, Harden, and Upgrade existing system

$3 Billion+
Clean Energy Investment and Enablement [1]
Integrating our Net-Zero Transition and Preparing for accelerated EV adoption

~$1 Billion – Technology and Misc.

….DRIVING A DECADE OF GROWTH

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021
32

Investing in our Electric business

CenterPoint Energy

~$11B TO ENABLE GROWTH AND ECONOMIC DEVELOPMENT….

2021E-2030E Capital Dedicated to Growth and Improvement

Transmission

~230 MW
annual throughput growth [1]

~400 miles
of new overhead transmission lines by 2030
~10% system growth

~600 miles
of transmission capacity upgrades by 2030


Houston, TX

Distribution

32 new / **90** upgraded
substations for capacity by 2030

4,500+ miles
of new underground residential distribution lines by 2030

2,000+ miles
of new overhead distribution lines by 2030
~3% system growth

~400 miles
of upgraded distribution lines by 2030

….AND SUPPORT ~2% ANNUAL CUSTOMER GROWTH [2]

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

Photo by South Austin Gallery

CenterPoint Energy Analyst Day – September 2021

33

Investing in our Electric business

CenterPoint Energy

~$8B+ TO INVEST IN RELIABILITY AND RESILIENCY OF OUR SYSTEM….

Upgrading T&D system to address extreme weather conditions	Creating a smarter system to improve reliability	Executing on new tools enabled by recent legislation
280 miles transmission modernization and hardening	**2.6 million** advanced meter upgrades and expanding intelligent grid	**~$1B** capital opportunities
1,000 miles distribution modernization and hardening	Enhanced status monitoring and management near customer delivery points	**500 MW** emergency backup generation capacity
120 resiliency and reliability substation upgrades	Optimizing EMS to improve operational flexibility during extreme events	**~25 MW** battery storage
~550 miles major underground modernization and hardening		**3 transmission projects** identified through economic test

….THROUGH HARDENING OF TRANSMISSION, SUBSTATION, AND DISTRIBUTION GRID

Note: Refer to slide 2 for information on forward-looking statements. EMS – Energy Management System.

CenterPoint Energy Analyst Day – September 2021

34

Investing in our Electric business

CenterPoint Energy

~$3B+ OF CAPITAL SUPPORTING CLEANER ENERGY DEMANDS….

Direct Renewable Investments

Expanding renewable portfolio in Indiana



2035
Net Zero Target
supported by renewable generation investments

1.1 GW
Renewable Generation [1]
targeted to be online by end of 2024 to support customers' energy needs

Future
Integrated Resource Plan
to address remaining coal facility and further renewable opportunities in Indiana

Supporting Renewables Investments

Connecting renewable generation in Houston



$750M+
Investments
related to interconnects for renewables over 10-year horizon

12
Utility-scale Solar Projects
Currently under construction; expecting 10+ renewable projects in 2022

25+
Storage Projects
currently evaluated for 2022 and 2023

Long-term Investment Opportunity

Supporting EV expansion in Houston



~2M tons
CO_2 Emissions
avoided annually [2] by electrifying across our Houston territory

~$80
Additional Margin
per vehicle per year due to load growth [3]

~125k
Home Equivalent
annual electric usage from EVs by 2030

….DRIVE UTILITY INFRASTRUCTURE EXPANSION

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 35

Investing in our Electric business

CenterPoint Energy

FOCUSED AND DISCIPLINED APPROACH TO OPERATIONAL EXCELLENCE…

Continuous Improvement and O&M Efficiency Examples

Actions	Benefits
▪ Continuous Improvement – Major Underground and Substation maintenance process improvement	▲ Testing and inspection efficiency ▼ 30%+ Truck rolls reduced for MUG maintenance (1) ▼ 60%+ Truck rolls reduced for substation maintenance (1)
▪ Capital Investments – Hardening and increased resiliency ▪ Continued Underground of T&D System	▼ Reduction in outage events ▼ Reduction in equipment replacement

O&M per Customer (2)



$240
$235
$225
$215
$205
2021E
2022E
2023E
2024E
2025E

Consistent **1st quartile** O&M per Customer performance (3)
(Houston Electric)

….USING CONTINUOUS IMPROVEMENT TO ACHIEVE OPERATIONAL EFFICIENCIES

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 36

Investing in our Natural Gas business Investing in our Natural Gas business Scott Doyle EVP of Natural Gas CenterPoint Energy Analyst Day – September 2021 37Investing in our Natural Gas business Investing in our Natural Gas business Scott Doyle EVP of Natural Gas CenterPoint Energy Analyst Day – September 2021 37

Investing in our Natural Gas business

CenterPoint Energy

PREMIUM JURISDICTIONS WITH RUNWAY FOR GROWTH….

Gas LDCs


MN
IN
OH
OK
AR
TX
LA
MS

- ~4.7mm Metered Customers [1]
- 99,000+ mi of Distribution Mains [2]
- 65,000+ mi of Service Lines [3]

Northern Indiana Gas
Southern Indiana Gas
Oklahoma Gas
Louisiana Gas
Minnesota Gas
Ohio Gas
Arkansas Gas
Texas Gas
Mississippi Gas
★ Company HQ

Value Proposition

- ✓ **Stable Growth Driven by $16B+** of sustainable capital investments through 2030
- ✓ **Robust capital investments serving:**
  - Modern resiliency needs
  - #1 Gas LDC by system miles [4]
  - #2 Gas LDC by customer count [4]
- ✓ **Reducing carbon intensity**
- ✓ **Constructive regulatory mechanisms**
- ✓ **Strong, consistent O&M discipline**
- ✓ **Continued focus on safety and reliability**

….RESILIENT, RELIABLE, AND SUSTAINABLE

Note: Refer to slide 2 for information on forward-looking statements. Customer data as of July 31, 2021; Operational service data as of December 31, 2020 and main data as of August 24, 2021. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 38

Investing in our Natural Gas business

CenterPoint Energy

SUSTAINABLE CAPITAL INVESTMENT….

2021E-2030E Capital: $16B+ [1]


Peak Shaving and Renewable Supply 2%
Smart Metering Technology 4%
Growth / Customer Additions 6%
System Modernization & Improvement 88%

Investments for Future State by 2030E

$14 Billion+
of System modernization / improvement
10,000+ miles of legacy steel / plastic pipe replacement

$1 Billion+
mains for new growth and customer additions

$0.7 Billion
smart metering technology

$0.3 Billion
peak shaving and renewable supply

….DRIVES GROWTH FOR SHAREHOLDERS, CUSTOMERS, AND ENVIRONMENT

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021
39

Investing in our Natural Gas business

$14B+ FOR RESILIENCY AND SYSTEM MODERNIZATION….



Pipe Modernization Plan
Miles:
576
1,045
1,063
(% of total)
2021
2025
2030
Cast Iron
Known Bare Steel
Unprotected Steel
Legacy (Pre-50) Steel
Unconfirmed Vintage Steel
Pre-74 Plastic
Pre-84 Plastic
Unconfirmed Vintage Plastic

Average
960
miles/year for replacement

>13,500
Miles replaced next 15 years; <2% per year

Plan to
Eliminate
cast iron by 2024 & bare steel by 2025



Pipeline Methane Emissions
(thousand metric tons)
~33% reduction
626
534
361
2011
2020
2035E

….DRIVES INVESTMENTS BEYOND A DECADE

Note: Refer to slide 2 for information on forward-looking statements.

CenterPoint Energy Analyst Day – September 2021
40

Investing in our Natural Gas business

CenterPoint Energy

$1.7B+ OF CAPITAL FOR GROWTH AND IMPROVEMENTS….

2021E-2030E Capital Investments

Supporting Customer Growth

#1
in customer count in MN [1]
1%+ growth in MN [2]

#1
in customer count in IN [1]
1%+ growth in IN [2]

#2
in customer count in TX [1]
2% growth in Houston [3]
1%+ growth in S.TX corridor [2]


Minneapolis, MN

Highly Efficient Heating Source

95%+ efficiency in fuel conversion for home heating compared to 30% efficiency derived from fossil fuel generation [4]

800+
Pipeline miles/ year for growth

Investments in Intelis Meters
25%
converted by year end 2025

Replacement schedule through
2031

Improving reliability, safety, emissions and customer experience

….PROVIDING SAFE AND RELIABLE SERVICE FOR CUSTOMERS

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 41

Investing in our Natural Gas business

CenterPoint Energy

SUPPORTING CLEANER ENERGY DEMANDS….

Driving a Cleaner Natural Gas System and Reducing Carbon Intensity

Natural Gas Innovation Act (MN)

- Pathway for next generation fuels
- Innovation Plan to be submitted 2022

Hydrogen Pilot (MN)

- 1MW Green Hydrogen pilot by 4Q 2021
- 2 projects under review
- System can accommodate 5-10% Hydrogen

Fleet Electrification

- Plan to electrify 100% of our light fleet by 2030 [(1)]

RNG (MN, IN, & TX)

- Feed in tariff (MN)
- 5+ projects under review

….ALIGNING CARBON REDUCTION STRATEGY WITH CAPITAL INVESTMENTS

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes. RNG – Renewable Natural Gas.

CenterPoint Energy Analyst Day – September 2021

42

Investing in our Natural Gas business

CenterPoint. Energy

CONTINUOUS IMPROVEMENTS….

Continuous Improvement Examples

	Actions	Benefits
Meter Testing and Inspection	▪ Align inspection procedure with best practices ▪ Standardize processes	▼ Reporting processing time ▼ 15%+ Truck rolls [1]
Intelis Meter Technology	▪ Enhance safety feature (Auto-shutoff) ▪ Incorporate remote shutoff feature	▼ Leak response time ▼ Service disruption ▼ 50-75%[3] Truck rolls

O&M per Customer [2]


$160
$150
$145
$140
$135
2021E
2022E
2023E
2024E
2025E

Consistent **1st quartile** O&M per Customer performance [4]

….REDUCE O&M AND BENEFIT CUSTOMERS

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021

43

Delivering clean, resilient and affordable services for our customers Delivering Clean, Resilient and Affordable Services for our Customers Gregory Knight EVP of Customer Transformation and Business Services CenterPoint Energy Analyst Day – September 2021 44Delivering clean, resilient and affordable services for our customers Delivering Clean, Resilient and Affordable Services for our Customers Gregory Knight EVP of Customer Transformation and Business Services CenterPoint Energy Analyst Day – September 2021 44

Delivering clean, resilient & affordable services for our customers INVESTING FOR THE FUTURE…. A premium utility is critical to meet the evolving needs and aspirations of a thriving community. It’s willing to make the investment and be the enabler that drives the future. A future that is: ✓ Sustainable ✓ Resilient ✓ Equitable ✓ Affordable A Community Where People & Businesses Want To: ▪ Live ▪ Work ▪ Play ▪ Invest CenterPoint Energy Analyst Day – September 2021 45Delivering clean, resilient & affordable services for our customers INVESTING FOR THE FUTURE…. A premium utility is critical to meet the evolving needs and aspirations of a thriving community. It’s willing to make the investment and be the enabler that drives the future. A future that is: ✓ Sustainable ✓ Resilient ✓ Equitable ✓ Affordable A Community Where People & Businesses Want To: ▪ Live ▪ Work ▪ Play ▪ Invest CenterPoint Energy Analyst Day – September 2021 45

Delivering clean, resilient & affordable services for our customers

CenterPoint Energy

MEETING THE EVOLVING NEEDS OF OUR CUSTOMERS & COMMUNITIES…

Drive Sustainability and Equitable Economic Growth

Greentown Labs

EVOLVE HOUSTON

WORKFORCE DEVELOPMENT

- Supporting energy transition
- Equitable economic development

Resilient Now

CITY OF HOUSTON · TEXAS

CenterPoint Energy

- Foundational Partnership
- Developing first Energy Master Plan

Drive Affordability and Safety with Innovation



- Digital transformation and automation
- Creating a more agile workforce

…. WITH SAFE, CLEAN, RESILIENT & AFFORDABLE ENERGY

CenterPoint Energy Analyst Day – September 2021

46

Delivering clean, resilient & affordable services for our customers CUSTOMERS EXPECT CENTERPOINT ENERGY TO LEAD… Green Fuels Renewables Gas Conservation Electric Vehicles (1) Target Innovation plan >1GW by 2024 3500% anticipated Programs in 2022 growth in adoption $19.5M customer bill st 1 Hydrogen pilot in 2021 by 2030 savings in 2020 (2) in Houston H 2 (3) OVER 7 MILLION CUSTOMERS ACROSS OUR FOOTPRINT …. IN THE TRANSITION TO CLEAN ENERGY SOLUTIONS Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes. CenterPoint Energy Analyst Day – September 2021 47Delivering clean, resilient & affordable services for our customers CUSTOMERS EXPECT CENTERPOINT ENERGY TO LEAD… Green Fuels Renewables Gas Conservation Electric Vehicles (1) Target Innovation plan >1GW by 2024 3500% anticipated Programs in 2022 growth in adoption $19.5M customer bill st 1 Hydrogen pilot in 2021 by 2030 savings in 2020 (2) in Houston H 2 (3) OVER 7 MILLION CUSTOMERS ACROSS OUR FOOTPRINT …. IN THE TRANSITION TO CLEAN ENERGY SOLUTIONS Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes. CenterPoint Energy Analyst Day – September 2021 47

Delivering clean, resilient & affordable services for our customers COLLABORATING FOR THE FUTURE: METRO – 100% ZERO EMISSION BUS PROCUREMENT BY 2030 CenterPoint Energy is developing a targeted 10-year energy and infrastructure plan in support of METRO’s 2030 goal ▪ Established one of the strongest commitments to electrification in the nation, anticipated to result in 120 MW load ▪ Currently over 1,250 buses, expected to grow to 1,500 by 2030 (1) ▪ 1/3 of all Downtown employees rely on METRO daily (1) ▪ Over 110 million rides annually (1) ▪ Serving over 1,303 square miles “The future success of METRO and Houston’s transition to a sustainable and resilient future is dependent upon CenterPoint Energy’s partnership.” Tom Jasien, METRO Deputy Chief Executive Officer Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes. CenterPoint Energy Analyst Day – September 2021 48Delivering clean, resilient & affordable services for our customers COLLABORATING FOR THE FUTURE: METRO – 100% ZERO EMISSION BUS PROCUREMENT BY 2030 CenterPoint Energy is developing a targeted 10-year energy and infrastructure plan in support of METRO’s 2030 goal ▪ Established one of the strongest commitments to electrification in the nation, anticipated to result in 120 MW load ▪ Currently over 1,250 buses, expected to grow to 1,500 by 2030 (1) ▪ 1/3 of all Downtown employees rely on METRO daily (1) ▪ Over 110 million rides annually (1) ▪ Serving over 1,303 square miles “The future success of METRO and Houston’s transition to a sustainable and resilient future is dependent upon CenterPoint Energy’s partnership.” Tom Jasien, METRO Deputy Chief Executive Officer Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes. CenterPoint Energy Analyst Day – September 2021 48

Delivering clean, resilient & affordable services for our customers

CenterPoint Energy

COLLABORATING FOR THE FUTURE: MINNESOTA AND INDIANA

UNIVERSITY OF MINNESOTA

Largest university system in Minnesota

Carbon neutrality by 2050
attained through multiyear project to install high-efficiency equipment

~$5.4 million or **1 million Dth**
saved in natural gas cost annually [1]

8,900 cars removed
equivalent



Berry

Fortune 500 Global Manufacturer
Headquartered in Evansville, IN

25% by 2025
Goal to reduce Greenhouse Gas emission [2]

1.1 GW renewable generation
aligns with commercial customers sustainability goals in the region

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021

49

Delivering clean & resilient services for our customers BUILDING FOR THE FUTURE CenterPoint Energy Analyst Day – September 2021 50Delivering clean & resilient services for our customers BUILDING FOR THE FUTURE CenterPoint Energy Analyst Day – September 2021 50

Serving constructive regulatory jurisdictions

CenterPoint Energy

Serving Constructive Regulatory Jurisdictions

Jason Ryan

SVP of Regulatory Services and Government Affairs

CenterPoint Energy Analyst Day – September 2021

51

Serving constructive regulatory jurisdictions

CenterPoint Energy

COMMITMENT TO PROVIDING AFFORDABLE ELECTRIC SERVICE….

Historic rates have remained affordable…

5 Year Average TX Electric Bill Change [1]


2.2%
0.9%
(4.0%)
CNP
TX Electric Utility Peers
Inflation

Houston Electric rate growth has been below peer average over last 5 years

Historical Bill Mitigants

- Transition Bond II and III ended in 2019
- Expiration of AMS meter deployment surcharge

…and we believe future rates will too


Rates (Based on new capital plan)
Customer Growth
1-2% annual customer growth
EV-driven load growth
Structural Headroom
CEHE's Securitization bonds ending (2)
~8% reduction of vol. charge
O&M Discipline
1-2% O&M reduction (3) per year
Effective Rates

….EXECUTING $40B+ CAPITAL PLAN WITH MINIMAL CUSTOMER IMPACT

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021

52

Serving constructive regulatory jurisdictions

CenterPoint Energy

COMMITMENT TO PROVIDING AFFORDABLE NATURAL GAS SERVICE….

Historically affordable rates …

Average Historic Monthly Gas [1]


$73.9
$40.9
2009
2014
2019
2021[2]
TX
MN

Average Gas bills have remained affordable

……and we believe future rates will be too

Impact of Natural Gas Price

- **50%** hedged supply in 2021
- Forward price projected lower; **Mid $3-range** by mid-2022 [3]


Rates (Based on new capital plan)
Customer Growth
1-2% annual customer growth
O&M Discipline
1-2% O&M reduction [4] per year
Effective Rates

….EXECUTING $40B+ CAPITAL PLAN WITH MINIMAL CUSTOMER IMPACT

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 53

Serving constructive regulatory jurisdictions

CenterPoint Energy

CONSTRUCTIVE SOLUTIONS....

~80%

of 10-year Capital plan recoverable through interim mechanisms (1)


Traditional rate case ~5%
Rate case with forward test year ~10%
Interim mechanisms with CPCN required (2) ~5%
Interim Mechanisms (3) ~80%

Regulatory Highlights	Stakeholder Benefits
Existing Mechanisms for timely recovery of major storm costs	Reasonable cost recovery *minimizes customer impact and earnings volatility*
New Winter storm cost recovery initiated in all impacted states	Reasonable cost recovery *minimizes customer impact and earnings volatility*
Generation transition proceedings in Indiana on plan	Clean energy transition *good for communities*

....FOR OUR CUSTOMERS AND INVESTORS

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 54

Serving constructive regulatory jurisdictions

CenterPoint Energy

INNOVATIVE POLICY FOR RESILIENT AND CLEAN SERVICES….

Legislative Highlights Supporting Pillars of ESG

Texas	Indiana	Minnesota	Gas Jurisdictions (Except MN)
Use of emergency generation Procurement of long lead-time items for widespread outages Use of battery storage New transmission through economic justification	Securitization of unrecovered rate base related to transition from coal	**Natural Gas Innovation Act** facilitates developments of clean energy resources such as renewable natural gas (RNG), hydrogen, and carbon capture to benefit our customers	Law prohibiting natural gas bans by municipalities and local governments
"S"ocial benefit	"E"nvironmental benefit	"E"nvironmental benefit	"S"ocial benefit

….SUPPORTS A SUSTAINABLE $40B+ 10-YEAR CAPITAL PLAN

Note: Refer to slide 2 for information on forward-looking statements.

CenterPoint Energy Analyst Day – September 2021 55

Sustainable financial growth Sustainable Financial Growth Jason Wells Executive Vice President and Chief Financial Officer CenterPoint Energy Analyst Day – September 2021 56Sustainable financial growth Sustainable Financial Growth Jason Wells Executive Vice President and Chief Financial Officer CenterPoint Energy Analyst Day – September 2021 56

Sustainable financial growth

CenterPoint Energy

SUSTAINABLE FINANCIAL GOALS….

Earnings per Share

Reaffirming 2021E Utility EPS Guidance:
$1.25 - $1.27

Establishing 2022E Utility EPS Guidance:
$1.35 - $1.37

Targeting **8%** Utility EPS annual growth through 2024

Targeting **6% - 8%** Utility EPS annual growth through 2030

Targeting Dividend growth in line with Utility EPS growth

Efficient Financing

- ✓ Utilizing **$3B+** of expected after-tax proceeds to fund growth and paydown debt [1]
- ✓ Eliminating planned external equity issuance through 2030
- ✓ Maintaining targeted Long term FFO/Debt of **14% - 15%**[2] through 2030

….TO DELIVER 10-YEAR $40B+ CAPITAL INVESTMENT PLAN

Note: Refer to slide 2 for information on forward-looking statements and slide 93 for information on non-GAAP measures, including Utility EPS, Long term FFO/Debt and their assumptions. Includes the effect of AR/OK LDCs disposition expected to be completed by end of 2021. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 57

Sustainable financial growth

CenterPoint Energy

COMMITTED TO FULLY EXITING MIDSTREAM [1]….

50 million

Contingent forward sale of Energy Transfer common units

25% of CNP's ownership in Energy Transfer common units

>40% monetization

Anticipated by end of 2021

including ~$370M of Energy Transfer preferred units

End of 2022

Target exit of midstream
Moving to purely regulated utility

….MOVING TO A PURELY REGULATED UTILITY BY 2022

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes

CenterPoint Energy Analyst Day – September 2021

58

Sustainable financial growth

CenterPoint Energy

$40+ BILLION OF SUSTAINABLE CAPITAL INVESTMENTS….

$ in billions

~$18+ Billion 5-Yr Capital Plan

~$22 Billion

Capital Recovery


~$3.5
$1.4
$2.1
~$3.8
$1.4
$2.4
~$4.7
$1.9
$2.8
~$3.7
$1.4
$2.3
~$3.2
$1.5
$1.7
2021E
2022E
2023E
2024E
2025E
Gas
Electric
~$9 billion
~$13 billion
2026E – 2030E
$16B+ 10-year Gas Capital
$23B+ 10-year Electric Capital

~80%
of 10-year Capital plan recoverable through interim mechanisms [1]

….TO PROVIDE SAFE, RESILIENT, AFFORDABLE, AND CLEAN SERVICES FOR OUR CUSTOMERS

Note: Refer to slide 2 for information on forward-looking statements. Includes the effect of AR and OK gas LDCs dispositions expected to be completed by 2022. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 59

Sustainable financial growth

CenterPoint Energy

EFFICIENTLY FUNDING INDUSTRY-LEADING GROWTH….

No Planned External Equity Issuance Needed through 2030

Funding Incremental Capital 2021E – 2025E


~$2.3B
~$0.3B Eliminated ATM
+ ~$2B
~$0.3B
~$0.5B
~$0.5B
~$1.0B
Incremental Gas LDC Proceeds
Midstream Exit and Other [1]
New Cash Flow Opportunities
Cash savings from repairs tax
Indiana coal securitization
Regulatory Debt
Uses
Sources

Funding Capital 2026E – 2030E


~$22B
Parent Debt
In line with ~20% parent to total debt
Regulatory Debt
In line with authorized capital structure
Operating Cash Flows
Not contingent on incremental strategic opportunities
Uses
Sources

….FOR THE BENEFIT OF OUR SHAREHOLDERS AND CUSTOMERS

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021
60

Sustainable financial growth 2021E-2030E RATE BASE GROWTH…. $ in billions (1) ~9% Rate Base CAGR over 10-Year Plan Rate Base projection $37B+ Rate Base by 2030 2021E 42% $27.3 ~$15BE $25.4 58% by 2030 $22.6 $10.5 $19.7 $9.6 $18.5 $8.4 2030E $7.4 $7.8 40% $16.8 ~$22BE $15.8 60% $14.1 $12.3 $10.8 by 2030 2021E 2022E 2023E 2024E 2025E Electric Natural Gas ....DELIVERING SUSTAINABLE INDUSTRY-LEADING GROWTH Note: Refer to slide 2 for information on forward-looking statements. Includes the effect of AR and OK gas LDCs dispositions expected to be completed by 2022. See appendix for endnotes. CenterPoint Energy Analyst Day – September 2021 61Sustainable financial growth 2021E-2030E RATE BASE GROWTH…. $ in billions (1) ~9% Rate Base CAGR over 10-Year Plan Rate Base projection $37B+ Rate Base by 2030 2021E 42% $27.3 ~$15BE $25.4 58% by 2030 $22.6 $10.5 $19.7 $9.6 $18.5 $8.4 2030E $7.4 $7.8 40% $16.8 ~$22BE $15.8 60% $14.1 $12.3 $10.8 by 2030 2021E 2022E 2023E 2024E 2025E Electric Natural Gas ....DELIVERING SUSTAINABLE INDUSTRY-LEADING GROWTH Note: Refer to slide 2 for information on forward-looking statements. Includes the effect of AR and OK gas LDCs dispositions expected to be completed by 2022. See appendix for endnotes. CenterPoint Energy Analyst Day – September 2021 61

Sustainable financial growth

CenterPoint Energy

INITIATING 2022E UTILITY EARNINGS GUIDANCE….



$0.07 – $0.08
$0.03 – $0.04
$0.02 – $0.03
$0.02
$1.25 - $1.27
8% Growth (1)
$1.35 - $1.37
FY 2021 non-GAAP Utility EPS
Net growth and rate relief (2)
One-time items in 2021 (3)
O&M reductions (4)
Sale of AR&OK gas LDCs
FY 2022 non-GAAP Utility EPS

- **2021E:** Baseline Utility EPS of $1.25 - $1.27
- **2022E:** Initiating Utility EPS of $1.35 - $1.37
- 8% Utility EPS annual growth through 2024E
- 6% - 8% Utility EPS annual growth through 2030E

….ACHIEVABLE AND SUSTAINABLE

Note: Refer to slide 2 for information on forward-looking statements and slide 93 for information on non-GAAP measures, including Utility EPS and Utility EPS assumptions. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021
62

Sustainable financial growth

CenterPoint Energy

A PREMIUM DIVIDEND GROWTH STORY…

Peer leading

8%

Dividend per share growth target through 2024E
6-8% through 2030E


8%
6%-8%
6%-8%
5%-7%
5%-7%
5%-7%
5%-7%
CenterPoint
Premium Utility Peers (1)

….DRIVING COMPELLING TOTAL RETURNS FOR SHAREHOLDERS

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021

63

Sustainable financial growth UPDATED FINANCIAL PLAN…. 2020 Analyst Day 2021 Analyst Day forecast forecast $16B+ $18B+ +$2B 5-year Capital Plan 5-year Capital Plan ~$25B ~$27B +$2B 2025E Rate Base 2025E Rate Base (1) $0.52 - $0.55 $0.40 (at 6%) +$0.12 to +$0.15 2020 - 2025E Utility EPS Growth 2020 - 2025E Utility EPS Growth ….A MARKED IMPROVEMENT Note: Refer to slide 2 for information on forward-looking statements and slide 93 for information on non-GAAP measures, including Utility EPS and Utility EPS assumptions. See appendix for endnotes. CenterPoint Energy Analyst Day – September 2021 64Sustainable financial growth UPDATED FINANCIAL PLAN…. 2020 Analyst Day 2021 Analyst Day forecast forecast $16B+ $18B+ +$2B 5-year Capital Plan 5-year Capital Plan ~$25B ~$27B +$2B 2025E Rate Base 2025E Rate Base (1) $0.52 - $0.55 $0.40 (at 6%) +$0.12 to +$0.15 2020 - 2025E Utility EPS Growth 2020 - 2025E Utility EPS Growth ….A MARKED IMPROVEMENT Note: Refer to slide 2 for information on forward-looking statements and slide 93 for information on non-GAAP measures, including Utility EPS and Utility EPS assumptions. See appendix for endnotes. CenterPoint Energy Analyst Day – September 2021 64

Closing – Key takeaways Closing – Key Takeaways Dave Lesar President and Chief Executive Officer CenterPoint Energy Analyst Day – September 2021 65Closing – Key takeaways Closing – Key Takeaways Dave Lesar President and Chief Executive Officer CenterPoint Energy Analyst Day – September 2021 65

Closing – Key takeaways ESTABLISHING A PATH TOWARDS PREMIUM…. Through Sustainable Growth Sustainable, resilient, Sustainable Positive and Sustainable Growth for Impact on our affordable service Shareholders Environment for Customers ….FOR ALL STAKEHOLDERS Note: Refer to slide 2 for information on forward-looking statements. CenterPoint Energy Analyst Day – September 2021 66Closing – Key takeaways ESTABLISHING A PATH TOWARDS PREMIUM…. Through Sustainable Growth Sustainable, resilient, Sustainable Positive and Sustainable Growth for Impact on our affordable service Shareholders Environment for Customers ….FOR ALL STAKEHOLDERS Note: Refer to slide 2 for information on forward-looking statements. CenterPoint Energy Analyst Day – September 2021 66

Closing – Key takeaways

CenterPoint Energy

OUR NEW PREMIUM VALUE PROPOSITION

- Delivering **industry-leading Utility EPS growth** of 8% annually through 2024 and 6-8% annually through 2030 [1]; targeting Dividend growth in line with Utility EPS growth
- Increasing 5-year Capital plan to $18B+, and introducing **10-year Capital plan** of $40B+, with more potential well beyond our 10-year horizon
- Utilizing >$3B in proceeds; **No external equity issuance** planned through 2030
- Executed contingent forward sale of Energy Transfer common units [2]; plan to **accelerate future midstream exit**
- Industry-leading **Net Zero direct emissions by 2035** target; nearly 15 years ahead of peer average [3]
- Maintaining balance sheet health; long term **FFO/Debt** [4] target **of 14%-15%** through 2030
- **Keeping rates affordable** through maintained O&M [5] discipline and customer growth [6]
- Becoming a **Pure-play** Regulated Utility with a consistent **track record** of delivery

Note: Refer to slide 2 for information on forward-looking statements and slide 93 for Net Zero disclaimer and information on non-GAAP measures, including Utility EPS and long term FFO/Debt related assumptions. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021

67

Appendix Additional Materials CenterPoint Energy Analyst Day – September 2021 68Appendix Additional Materials CenterPoint Energy Analyst Day – September 2021 68

Appendix

2021 BASE MODELING DRIVERS

Asset Map


Minnesota Gas
Ohio Gas
Arkansas Gas
Texas Gas
Mississippi Gas
Houston Electric
Company HQ
North Indiana Gas
Southern Indiana Gas & Electric
Oklahoma Gas
Louisiana Gas
Power generation
ND
MN
MI
SD
WI
MI
IA
NE
IL
IN
OH
KS
MO
WV
KY
VA
OK
AR
TN
NC
SC
MS
AL
GA
TX
FL
A
B
C
D
E
F
G
H
I
J

	Elec. Utility / Jurisdiction	Rate Base 2021E [1]	Equity Content	Allowed ROE
A	CEHE	~$8,700	42.5%	9.40%
B	SIGECO Electric [2]	~$2,050 [3]	43.5%	10.40% [3]

	Gas Utility / Jurisdiction	Rate Base 2021E [1]	Equity Content	Allowed ROE
C	Texas Gas	~$1,650	55.6% [4]	9.69% [4]
D	Minnesota Gas	~$1,560	- [5]	- [5]
E	N. Indiana Gas [2]	~$1,560	47.7% [6]	10.20% [6]
F	Ohio Gas	~$1,020	- [5]	- [5]
B	SIGECO Gas [2]	~$450	47.0% [6]	10.15% [6]
G	Louisiana Gas	~$270	52.0%	9.95%
H	Mississippi Gas	~$200	50.0%	9.29%
I	Arkansas Gas [2]	~$940	32.4%	9.50%
J	Oklahoma Gas	~$95	55.0%	10.00%

Allowed Return on Equity	~$800M
Net Regulatory Lag [7]	~$(25M)
Regulatory Net Income	**~$775M**

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021
69

Appendix

2021 BASE MODELING DRIVERS (Cont.)

Regulatory Net Income	~$775M
Other utility-related income [1]	~$35M
Income from non-core businesses [2]	~$25M
Equity return on securitization bonds	~$30M
Corporate allocations [3] [4]	~$(100M)
Non-GAAP Net Income from Utility Operations	**~$770M**
2021 Average Diluted Shares Outstanding	*608M*
2021E Non-GAAP Utility EPS	**$1.25 - $1.27**

Note: Refer to slide 2 for information on forward-looking statements and slide 93 for information on non-GAAP measures, including Utility EPS and Net Income from Utility Operations and related assumptions. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021

70

Appendix

2022 BASE MODELING DRIVERS

Asset Map


Minnesota Gas
Ohio Gas
Texas Gas
Mississippi Gas
North Indiana Gas
Southern Indiana Gas & Electric
Louisiana Gas
Power generation
Houston Electric
Company HQ

	Elec. Utility / Jurisdiction	Rate Base 2022E (1)	Equity Content	Allowed ROE
A	CEHE (2)	~$9,800	42.5%	9.40%
B	SIGECO Electric (3)	~$2,500 (4)	43.5%	10.40%
	Gas Utility / Jurisdiction	**Rate Base 2022E (1)**	**Equity Content**	**Allowed ROE**
C	Texas Gas	~$1,850	55.6% (5)	9.69% (5)
D	Minnesota Gas	~$1,750	- (6)	- (6)
E	N. Indiana Gas (3)	~$1,650	46.2% (7)	9.80% (7)
F	Ohio Gas	~$1,140	- (6)	- (6)
B	SIGECO Gas (3)	~$490	45.7% (7)	9.70% (7)
G	Louisiana Gas	~$300	52.0%	9.95%
H	Mississippi Gas	~$240	50.0%	9.29%
	Allowed Return on Equity			~$863M
	Net Regulatory Lag (8)			~$(38M)
	Regulatory Net Income			**~$825M**

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 71

Appendix

CenterPoint Energy

2022 BASE MODELING DRIVERS (Cont.)

Regulatory Net Income	~$825M
Other utility-related income [1]	~$50M
Income from non-core businesses [2]	~$35M
Equity return on securitization bonds	~$30M
Corporate allocations [3] [4]	~$(75M)
Non-GAAP Net Income from Utility Operations	**~$865M**
2022 Average Diluted Shares Outstanding	*636M*
2022E Non-GAAP Utility EPS	**$1.35 - $1.37**

Note: Refer to slide 2 for information on forward-looking statements and slide 93 for information on non-GAAP measures, including Utility EPS and Net Income from Utility Operations and related assumptions. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021

72

Appendix

CenterPoint Energy

5-YEAR CAPITAL BY CATEGORY

Electric


$ in billions
$2.1
$0.1
$0.8
$1.1
$2.4
$0.2
$0.1
$1.1
$0.9
$2.8
$0.2
$0.4
$0.2
$1.1
$0.9
$2.3
$0.1
$0.5
$0.1
$0.8
$0.7
$1.7
$0.1
$0.1
$0.9
$0.5
~$13B
2021E
2022E
2023E
2024E
2025E
2026E to 2030E
Transmission
Distribution
Traditional Generation
Renewables Generation (1)
Other

Natural Gas


$ in billions
$1.4
$0.4
$0.2
$0.7
$1.4
$0.1
$0.4
$0.2
$0.8
$1.9
$0.3
$0.4
$0.2
$1.0
$1.4
$0.2
$0.4
$0.2
$0.6
$1.5
$0.2
$0.4
$0.2
$0.8
~$9B
2021E (2)
2022E
2023E
2024E
2025E
2026E to 2030E
System Maintenance & Improvement
Growth / Customer Additions
Public Improvements & Other
Meters and Regulators

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021
73

Appendix

10-YEAR CAPITAL BY STATE

Electric



~17%
$23B+
2021E-2030E Capital
~83%
Texas
Indiana

Natural Gas



~1%
~22%
~33%
$16B+ (1)
2021E-2030E Capital
~10%
~7%
~4%
~23%
Indiana
Ohio
Louisiana
Mississippi
Minnesota
Texas
Arkansas & Oklahoma

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes. AR/OK LDCs disposition is expected to be completed by end of 2021.

CenterPoint Energy Analyst Day – September 2021
74

Appendix

10-YEAR CAPITAL BY ANTICIPATED RECOVERY MECHANISM

Electric


Interim mechanisms with CPCN required (2)
~10%
Traditional rate case
~10%
$23B+
2021E-2030E Capital
Interim mechanisms (1)
~80%

Natural Gas


Traditional rate case
~3%
Rate case with Forward Test Year
~23%
$16B+
2021E-2030E Capital
Interim mechanisms (3)
~75%

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 75

Appendix

CenterPoint Energy

GENERATION PROJECT UPDATE

Delivering cleaner fuels to benefit our customers

Project	Structure	Capacity (MW)	Targeted In-service	Recovery Mechanisms	Status
In Execution:					
Gas CT	Ownership	460	Q4 2024	Rate case (PUP)	Pending Approval
Troy Solar	Ownership	50	Q1 2021	CECA (non-PUP)	In-service
Posey Solar	Ownership	300	Q4 2023	CECA (non-PUP)	Pending Approval
Rustic Hills Solar	PPA	100 (25 yrs)	Q4 2023	FAC	Pending Approval
Vermillion Solar	PPA	185 (15 yrs)	Q4 2023	FAC	Pending Approval
Wheatland Solar	PPA	150 (20 yrs)	Q4 2023	FAC	Pending Approval
In Process:					
Solar	Ownership	~100	Q4 2024	CECA (non-PUP)	Commercial Negotiations
Wind	Ownership	~200	Q4 2024	CECA (PUP)	Commercial Negotiations

Expected investment: ~$320 million (Gas CT)

Expected investment: ~$500 million (Troy Solar through Wheatland Solar)

Expected investment: ~$500 million (Solar and Wind)

….EXECUTING OUR PLAN TO PROVIDE 1GW+ [1] OF RENEWABLES BY 2024

Note: Refer to slide 2 for information on forward-looking statements. CECA – Clean Energy Cost Adjustment; FAC = Fuel Adjustment Clause; PUP – Public Utility Property, subject to traditional ratemaking and tax normalization rules.
See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 76

Appendix

GENERATION PROJECT TIMELINE


Installed universal solar (~4 MW)
Battery storage (~1 MW)
Submitted IRP (June 30)
Installed universal solar Troy (~50 MW)
Complete Culley 3 upgrades for ELG
Add universal solar
Posey Solar (~300 MW - BTA)
Vermillion Solar (~185 MW - PPA)
Wheatland Solar (~150 MW - PPA)
Rustic Hills Solar (~100 MW - PPA)
Add universal solar (~100 MW)
Add wind power (~200 MW)
Add 2 combustion turbines (~460 MW)
Potential need for additional solar (~300 MW) and battery storage (~100 MW)
2018
2019
2020
2021
2023
2023
2024
2025
2025-2028
Retired Bags 1 natural gas peaking unit (~50 MW)
Retired Northeast 1 & 2 natural gas peaking units (~20 MW)
Retired Bags 2 natural gas peaking unit (~65 MW)
Retire Brown 1 & 2 coal units (~490 MW)
Exit joint operations Warrick 4 coal unit (~150 MW)
Retire Culley 2 coal unit (~90 MW)

Bags = Broadway Avenue Gas Turbines
BTA = Build Transfer Agreement/Utility Ownership
ELG = Effluent Limitations Guidelines
MW = Megawatt
PPA = Power Purchase Agreement
RFP = Request for Proposal

Note: Refer to slide 2 for information on forward-looking statements.

CenterPoint Energy Analyst Day – September 2021 77

Appendix

CenterPoint Energy

ENABLING LONGER TERM EV OPPORTUNITIES….



City of Houston EV car projection:

~400k vehicles by 2030 = **~125k** Equivalent demand of new homes

Potential upside: **>200k EVs** from Bipartisan Infrastructure plan by 2030

Fleet Vehicle Potential:

- Fleet conversion represents material **upsides to plan**
- Houston Metro, School fleets, other
- CenterPoint: ~ **100%** conversion of light duty fleet by 2030

~2M tons
CO_2 Emissions
avoided annually [1] *by electrifying across our Houston territory*

~$80
Additional Margin
per vehicle per year due to load growth [2]

~1,500 GWh
Incremental Growth
at Houston Electric – keeps customer bills affordable

….A POTENTIAL STEP CHANGE BY 2030

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 78

Appendix

CenterPoint Energy

INTELIS METER TECHNOLOGY

Improving reliability, safety, emissions and customer experience

Safety

Current Meter Capability
- Auto-meter shutoff (high flow/temp)
- Air detection if tampering/removal
- Gas shut-off ability via remote
- 70% lighter improves logistics

Future Meter Capability
- Shutoff via integration with separate methane detection devices
- Fixed network integration [1] provides centralized shutoff, alarm notification and enhanced response capabilities

Enhanced Customer Experience

Current Meter Capability
- Unparalleled ultrasonic meter accuracy
- Meter logs hourly interval read data

Future Meter Capability
- Fixed network integration provides centralized meter reads, improves outage restoration times, and allows timelier customer communication

Reliability

Current Meter Capability
- Reduced service interruption duration
- Less unaccounted-for gas through increased meter accuracy

Future Meter Capability
- Fixed network integration allows more frequent flow rate sampling of gas supply

Emissions Reduction

Current Meter Capability
- Auto meter shutoff ability reduces methane and CO_2 emissions
- Improved logistics means reduced shipping, smaller storage footprint and fewer truck rolls

Future Meter Capability
- Shutoff via integration with separate methane detection devices

….MULTI-YEAR SCALE UPGRADE

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 79

Appendix

CenterPoint Energy

$23B+ INVESTMENT DRIVING SAFETY, RESILIENCY, AND GROWTH….

		Current State [1]	Expected by 2030E
Electric	Growth	2.7M metered customers	+0.4M metered customers added
	Resiliency	~4,800 mi OH transmission lines ~34,00 mi OH distribution lines ~29,000 mi UG distribution lines 351 substations	~1,300 mi OH transmission lines added/upgraded ~2,200mi OH distribution lines added ~6,500 mi UG distribution lines added 210 substations upgrade + 32 added
	Clean	50 MW solar	~400 MW solar built + ~200 MW wind built

….NO BIG BETS

Note: Refer to slide 2 for information on forward-looking statements. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021 80

Appendix

$16B+ INVESTMENT DRIVING SAFETY, RESILIENCY, AND GROWTH….

		Current State [1]	Expected by 2030E
Natural Gas	Growth	4.1M metered customers	+0.5M metered customers added
	Resiliency	~100 mi cast iron mains ~764 mi bare steel mains ~17,988 mi legacy mains ~41,054 smart meters	0 mi cast iron mains remaining 0 mi bare steel mains remaining ~8,343 mi legacy mains remaining ~4.6M smart meters
	Clean	H_2 1MW hydrogen facility (pilot)	H_2 up to 10% amount of renewable fuels

….NO BIG BETS

Note: Refer to slide 2 for information on forward-looking statements. Includes the effect of AR/OK LDCs disposition expected to be completed by end of 2021. See appendix for endnotes.

CenterPoint Energy Analyst Day – September 2021

81

Appendix

DATA SECURITY SOLUTIONS

$10 million, 2-year initiatives to continuously improve **Cyber Resiliency** through improved network design, application hardening, governance, and new capabilities to our network

Security Hardening

Network segmentation

Endpoint hardening

New visibility, monitoring and response capabilities

Identity / Access Management changes

2021 Q2 – 2022 Q2

Application Hardening/ Password Resets

End-user PWR

Privileged accounts PWR

Service account PWR

Instituting best-practice password management and policy enhancements

2021 Q1 – 2022 Q2

Infrastructure Hardening

Configure policy and infrastructure changes

Backup strategy (Cloud)

Network strategy

External assessments

2021 Q1 – Q4

Note: Refer to slide 2 for information on forward-looking statements. PWR – Password Reset

CenterPoint Energy Analyst Day – September 2021

82

Appendix

CenterPoint Energy

TEXAS LEGISLATIVE HIGHLIGHTS

Economic test for transmission lines

- Effective September 1, 2021
- Houston Electric can propose new transmission lines using a customer benefit test rather than just reliability criteria
- Could accelerate transmission and capital spend
- Exception for 3-mile interconnections for new customers and 2-mile interconnections for new generation – reducing barrier to new renewables

Use of batteries

- Effective September 1, 2021
- Houston Electric can operate via capitalized leases electric storage facilities, up to a PUC-determined MW level
- Houston Electric would get a "proportional share" of 100MW
- Capital leases eligible for recovery using a reasonable return
- Law requires a PUC rule to implement

Use of emergency generation

- Effective September 1, 2021
- No MW limit and allows Houston Electric to operate via capitalized leases temporary emergency generation facilities that would aid in restoring power during widespread outages
- Generation source may be batteries or fueled by gas, hydrogen, diesel, etc., can be both mobile or stationary
- Capital leases are eligible for recovery using our most recent authorized rate of return, O&M is deferred to the rate case

Procurement of long lead-time items

- Effective September 1, 2021
- Houston Electric can procure and rate base long lead time items (items that may take 6 months or longer obtain) that aid in responses to widespread outages
- Eligible for immediate recovery through interim mechanisms
- Incremental O&M is deferred to the next rate case

CenterPoint Energy Analyst Day – September 2021 83

Appendix

OUR SOCIAL COMMITMENTS

Diversity and Inclusion Pillars

EMPLOYEES
Creating an inclusive work environment where business results are achieved through the skills, abilities and talents of our diverse workforce.

COMMUNITY AND GIVING
Commitment to support the core giving areas that are reflective of our communities.

SUPPLIER DIVERSITY
Developing strong relationships with diverse suppliers to continually improve business. opportunities

TALENT ACQUISITION
Identifying, attracting, recruiting and retaining top talent.

CUSTOMER FOCUS
Recognizing the diversity of our clients and meeting the needs of the communities we serve.

Management Long Term Incentive Compensation includes D&I Metrics

Continue to outpace diversity employment trends in the sector

- **26%** DIVERSE — Utility Industry Nationwide Trend
- **35%** DIVERSE — CenterPoint Energy Current Workforce
- **48%** DIVERSE — 2020 CenterPoint Energy New Hires

at least **10%** of CNP foundation's annual budget supports D&I giving

9% direct annual spending with diverse business vendors

100% of debt offerings include a D&I firm in the underwriting group

Source: Utility Trend as reported by U.S. Equal Employment Opportunity Commission, Job Patterns for Minorities and Women in Private Industry (EEO-1), 2018

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STANDARD DEFINITIONS FOR SCOPE 1, 2, AND 3 EMISSIONS

Scope 1 (Direct source of emission from operations)	Scope 2 (Indirect source of emission / company)	Scope 3 (Indirect source of emission /end-user)
Electric Generation: ▪ Primarily emissions generated from coal, will also include gas combustion	Facilities consumption of purchased electricity	End-use **customer emissions** including: ▪ Residential, logistics, commercial, and industrial
Gas Operations include: ▪ Compressor stations, emissions from pipelines (including fugitives), excavation damages, storage, transmission blowdowns, and other minor contributors ▪ *Does not currently include customer meters, subject to change*	T&D Line Loss	▪ **Employee commuting** and business travel
Fleet Transportation: ▪ Company fleet vehicles		

Note: Refer to slide 2 for information on forward-looking statements and slide 93 for Net Zero disclaimer. As Texas is in an unregulated market, our Scope 2 estimates exclude Texas electric T&D assets in the line loss calculation and exclude emissions related to purchased power between '24E-'26E. Our Scope 3 estimates exclude the emissions of transport customers and emissions related to upstream extraction.

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RECONCILIATION OF INCOME AND DILUTED EPS TO ADJUSTED INCOME AND ADJUSTED DILUTED EPS USED IN PROVIDING ANNUAL EARNINGS GUIDANCE

Twelve Months Ended June 30, 2021

	Utility Operations		Midstream Investments		Corporate and Other [6]		CES [1] & CIS [2] (Disc. Operations)		Consolidated	
	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]
Consolidated income (loss) available to common shareholders and diluted EPS	$ 808	$ 1.40	$ 112	$ 0.25	$ (139)	$(0.24)	$ (6)	$ -	$ 775	$ 1.41
ZENS-related mark-to-market (gains) losses:										
Marketable securities (net of taxes of $37) [4][5]	-	-	-	-	(133)	(0.25)	-	-	(133)	(0.25)
Indexed debt securities (net of taxes of $36) [4]	-	-	-	-	134	0.25	-	-	134	0.25
Impacts associated with the Vectren merger (net of taxes of $1, $1) [4]	4	0.01	-	-	2	-	-	-	6	0.01
Severance costs (net of taxes of $2) [4]	6	0.02	-	-	-	-	-	-	6	0.02
Impacts associated with BREC activities (net of taxes of $0, $0) [4]	1	-	-	-	1	-	-	-	2	-
Impacts associated with the sales of CES [1] and CIS [2] (net of taxes of $0) [4]	-	-	-	-	-	-	7	-	7	-
Impacts associated with Series C preferred stock										
Preferred stock dividend requirement and amortization of beneficial conversion feature	-	-	-	-	42	0.08	-	-	42	0.08
Impact of increased share count on EPS if issued as common stock	-	(0.05)	-	0.05	-	0.01	-	-	-	0.01
Total Series C preferred stock impacts	-	(0.05)	-	0.05	42	0.09	-	-	42	0.09
Losses on impairment (net of taxes of $29) [4]	-	(0.02)	92	0.04	-	-	-	-	92	0.02
Impacts associated with gas LDC sales [4]	(11)	(0.02)	-	-	(6)	(0.01)	-	-	(17)	(0.03)
Cost associated with the early extinguishment of debt (net of taxes of $7) [4]	-	-	-	-	27	0.05	-	-	27	0.05
Corporate and Other Allocation	(51)	(0.08)	(18)	(0.03)	72	0.11	(3)	-	-	-
Exclusion of Discontinued Operations [7]	-	-	-	-	-	-	2	-	2	-
Consolidated on a guidance basis	$ 757	$ 1.26	$ 186	$ 0.31	$ -	$ -	$ -	$ -	$ 943	$ 1.57

Note: Refer to slide 93 for information on non-GAAP Utility EPS assumptions and non-GAAP measures. See appendix for endnotes.

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Endnotes:

Slide	Notes
3	(1) Market data as of 9/11/2021; Total assets as of 6/30/2021 (2) Net income represents trailing 12 months non-GAAP Utility net income. (3) As rated by S&P / Moody's (4) Data as of 6/30/2021 (5) Data as of 6/30/2021; Pending sale of AR and OK gas LDCs (6) Includes ~530,000 customers of AR and OK gas LDCs
7	(1) Refers to projected non-GAAP Utility EPS and non-GAAP Utility EPS 6-8% annual growth rate from 2021E – 2025E (2) Compared to CNP's annual proxy statement peers' average recent long-term EPS consensus estimates (3) Refers to projected rate base CAGR from 2020 to 2025E, based on capital plan presented on CNP's 2020 Investor Day (4) Subject to the close of Enable and Energy Transfer merger (5) 2021E-2025E projection inclusive of Houston Electric, Indiana Electric Integrated and Natural Gas Distribution business segments. Excluding utility costs to achieve, severance costs and amounts with revenue offsets (6) 2021E-2025E forward projections based on internal projections
9	(1) As compared against annual proxy statement peers' consensus long term estimates as reported through FactSet
10	(1) Refers to capital plan from 2021E to 2025E (2) Refers to capital plan from 2021E to 2030E
11	(1) Based on 5-year plan (2) Includes anticipated proceeds from sale of AR and OK gas LDCs, interest in midstream investments, coal asset securitization, and cash savings from repairs tax deduction
12	(1) Subject to timing of closure of Enable and Energy Transfer merger, if at all; assuming sale of all Series G preferred units received by CenterPoint Energy and 50M common unit sale through contingent forward agreement by end of 2021
13	(1) Scope 1&2 peer group includes operators owning large scale generation, including CMS, AEE, D, DTE, DUK, LNT, PPL, SO, WEC, XEL
14	(1) Consistent with Moody's methodology
15	(1) Projections based on current forecast. Inclusive of Houston Electric, Indiana Electric Integrated and Natural Gas Distribution business segments. Excluding utility costs to achieve, severance costs and amounts with revenue offsets (2) Projections through 2030 based on internal projections (3) Based on City of Houston's target of EVs accounting for 30% of new car sales by 2030
16	(1) Assuming mid-point in 2025E – 2030E guidance range (2) Annualized dividend post dividend cut in April 2020

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Endnotes:

Slide	Notes
17	(1) Peer selection based on highest average P/E multiple from 2011-2020 (excluding NEE, AWK, and ES); "Premium Utilities" include AEE, CMS, LNT, WEC, and XEL (2) Refers to CNP's non-GAAP Utility EPS annual growth rate for 2021E – 2024E, compared to stated EPS growth guidance from Premium Utilities per most recent company disclosure (3) Refers to CNP Rate Base CAGR target from 2020 to 2030E, compared to stated rate base growth guidance from Premium Utilities from 2020-2025E (4) Refers to CNP's targeted dividend annual growth rate for 2021 – 2024E, compared to stated EPS growth guidance from Premium Utilities per most recent company disclosure (5) As provided by CNP and Premium Utilities most recent company disclosure (6) Represents CNPs' 2016 – 2020 annual average metered customer growth and that of Premium Utilities; CNP's internal data; Premium Utilities data from S&P Global Market Intelligence (7) As rated by Moody's
18	(1) Refers to non-GAAP Utility EPS annual growth rate for 2021E – 2030E (2) Refers to forward sale agreement of 50M Energy Transfer common units, subject to the close of Enable and Energy Transfer merger (3) Scope 1&2 peer group includes operators owning large scale generation, including CMS, AEE, D, DTE, DUK, LNT, PPL, SO, WEC, XEL (4) Consistent with Moody's methodology (5) Inclusive of Houston Electric, Indiana Electric Integrated and Natural Gas Distribution business segments. Excluding utility costs to achieve, severance costs and amounts with revenue offsets (6) Internal projection through 2030
19	(1) Data from 2021 US Census data (2) Data from wallethub.com (3) Data from Fortune 2020 Survey (4) Data from Greater Houston Partnership; The GDP includes Houston, The Woodlands and Sugar Land (5) 2019 Houston Economic Development Guide (6) Projections through 2030 based on internal projections (7) Data from the greater Austin-San Antonio Corridor council
20	(1) Data from 2021 US Census data (2) Data from Bureau of Economic Analysis, U.S. Department of Commerce (3) Data from Fortune 2020 Survey
24	(1) Scope 1&2 peer group includes operators owning large scale generation, including CMS, AEE, D, DTE, DUK, LNT, PPL, SO, WEC, XEL; Scope 3 peer group includes CMS, AEE, D, DTE, DUK, LNT, PPL, SO, WEC, XEL, and SRE
25	(1) Million Metric tons (MM MT) (2) Actual emissions from the facility depend on utilization (3) Emissions from AR and OK gas LDCs are included in 2020 but not in 2035 due to expected divestiture to close by end of 2021
26	(1) Our renewable facilities generate renewable energy credits which can potentially offset our thermal-based generation emissions or be sold to fund carbon credit offsets

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Appendix

Endnotes:

Slide	Notes
27	(1) As measured from EIA form 176 for residential and commercial customers (2) Emissions from AR and OK gas LDCs are included in 2020 but not in 2035 due to divestiture expected to close by end of 2021
28	(1) Refers to CNP and its annual proxy statement peers
32	(1) Includes renewables, storage, and future generation to be informed by upcoming IRP as well as T&D assets enabling renewable integration
33	(1) Internal projection through 2030 (2) Internal projection through 2030
35	(1) Assumes successful completion of ongoing commercial negotiations, regulatory approval and / or construction, among other things (2) Based on 4.6 metric tons per year from typical passenger car, per EPA (https://www.epa.gov/greenvehicles/greenhouse-gas-emissions-typical-passenger-vehicle#tailpipe-emissions) (3) Based on current Houston Electric's rates and 4,000 kWh of usage per EV per year
36	(1) Assume reduction in truck rolls and service orders and O&M efficiency start in 2022, as compared to current process (2) Composite of all jurisdictions in Electric business segment. Excluding utility costs to achieve, severance costs and amounts with revenue offsets. Customer counts per CNP internal forecast (3) Houston Electric O&M performance as benchmarked against peers through First Quartile's 2020 benchmarking study
38	(1) Includes customer count in AR and OK of ~530,000 customers. Pending sale of AR and OK gas LDCs (2) Includes miles of Mains in AR and OK of ~17,000 miles. Pending sale of AR and OK gas LDCs (3) Includes miles of services in AR and OK of ~ 7,000 miles. Pending sale of AR and OK gas LDCs (4) Data sourced from AGA. #3 gas LDC by customer count after excluding AR and OK, #2 gas LDC by system miles after excluding AR and OK. Pending sale of AR and OK gas LDCs
39	(1) Includes capital expenditure for Arkansas and Oklahoma in 2021
41	(1) Based on 2020 AGA data (2) Internal projection through 2030 across the Austin-San Antonio corridor (S.TX corridor) (3) Internal projection through 2030; Greater Houston area, including Texas coast (4) Source: https://www.energy.gov/energysaver/home-heating-systems/electric-resistance-heating and https://www.energy.gov/energysaver/home-heating-systems/furnaces-and-boilers
42	(1) Light Fleet includes small SUVs and sedans
43	(1) Assumed over implementation period through 2030 as compared to 2020 (2) Composite of all jurisdictions in Natural Gas Distribution business segment. Excluding utility costs to achieve and amounts with revenue offsets. Includes the effect of AR and OK gas LDCs dispositions expected to be completed by 2022. Customer counts per CNP internal forecast. (3) Higher end of the efficiency band assumes the mass deployment of a fixed network solution. Assumed over implementation period through 2030 as compared to 2020 (4) Data sourced from 2020 AGA report. CNP data excludes AR and OK

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Endnotes:

Slide	Notes
47	(1) Assumes successful completion of ongoing commercial negotiations, regulatory approval and/or construction, among other things (2) Source: EVolve Houston and City of Houston's electric vehicle adoption goal (3) Includes customer count in AR and OK of ~530,000 customers
48	(1) As sourced by Houston Metro, 2019
49	(1) Source: CNP's press release (2) Source: CNP's 2019 – 2020 Indiana Integrated Resource Plan filings
52	(1) 5-year annual average change in T&D rates as compared to Texas peers Oncor, AEP, TNMP and CPI inflation (2) Refers to Houston Electric's securitization bonds. One tranche of storm restoration bonds and one tranche of transitions bonds remain, maturing in 2022 and 2024, respectively (3) Projections based on internal forecast. Inclusive of Houston Electric, Indiana Electric Integrated and Natural Gas Distribution business segments. Excluding utility costs to achieve, severance costs and amounts with revenue offsets
53	(1) Historical average customer natural gas bills across all jurisdictions in TX and historical customer natural gas bills in Minnesota (2) Pre-Uri customer bill in 2021 (3) Source: Bloomberg NYMEX HH futures as of 9/22/2021 (4) Projections based on current forecast. Inclusive of Houston Electric, Indiana Electric Integrated and Natural Gas Distribution business segments. Excluding utility costs to achieve, severance costs and amounts with revenue offsets
54	(1) Includes capital expenditure for AR and OK in 2021 (2) Includes capital expenditure that can be recovered through interim mechanisms but requires approvals of Certificate of Public Convenience and Necessity (3) Includes capital expenditure that can be recovered through interim mechanisms and riders. Excludes capital expenditure that requires approvals of Certificate of Public Convenience and Necessity
57	(1) Includes anticipated proceeds from sale of AR and OK gas LDCs, interest in midstream investments, coal asset securitization, and cash savings from repairs tax deduction (2) Consistent with Moody's methodology
58	(1) Subject to timing of closure of Enable and Energy Transfer merger, if at all; assuming entire Series G preferred unit sale and 50M common unit sale through contingent forward agreement by end of 2021
59	(1) Includes capital expenditure that can be recovered through interim mechanisms and riders. Excludes capital expenditure that requires approvals of Certificate of Public Convenience and Necessity
60	(1) Based on certain assumptions regarding the sale of Energy Transfer common units as well as other strategic transactions
61	(1) Refers to rate base CAGR from 2020 to 2030E (2) Refers to rate base CAGR from 2020 to 2025E

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Endnotes:

Slide	Notes
62	(1) Refers to projected non-GAAP Utility EPS annual growth rate (2) Includes customer growth, rate relief, depreciation, interest expense, and other (3) Includes one-time tax benefits, costs related to governance changes, and other one-time items (4) Excluding utility costs to achieve, severance costs and amounts with revenue offsets
63	(1) Peer selection based on highest average P/E multiple from 2011-2020 (excluding AWK, ES and NEE due to business mix); Premium Utilities include AEE, CMS, LNT, WEC, and XEL. Refers to dividend per share growth as reported through company's most recent investor disclosures
64	(1) $0.12 projected non-GAAP Utility EPS change refers to new low-end growth rate of 8% growth for 2021E-2024E and 6% through 2025 of $0.52 as compared to 6% former low end growth rate for 2021E-2025E of $0.40. $0.15 projected non-GAAP Utility EPS change refers to new high-end growth rate of 8% through 2025E of $0.55 as compared to 6% former low end growth rate for 2021-2025 of $0.40
67	(1) Refers to non-GAAP Utility EPS annual growth rate for 2021E – 2030E (2) Refers to contingent forward sale agreement of 50M Energy Transfer common units, subject to the close of Enable and Energy Transfer merger (3) Refers to utility peers with generation: CMS, AEE, D, DTE, DUK, LNT, PPL, SO, WEC, XEL (4) Consistent with Moody's methodology (5) Inclusive of Houston Electric, Indiana Electric Integrated and Natural Gas Distribution business segments. Excluding utility costs to achieve, severance costs and amounts with revenue offsets (6) Internal projection through 2030
69	(1) Projected year-end rate base is the total rate base at year end and includes amount not yet reflected in rates; Amounts shown may differ from regulatory filings. Rate Base figures in millions (2) IN forecasted 2021 rate base and equity content follow Ratemaking Approach. AR forecasted 2021 rate base and equity content follow Modified Balance Sheet Approach. (3) Includes assets related to Troy solar and Regional Expansion Criteria and Benefit ("RECB"). Rate of return does not reflect actual rate of return related to Troy solar and RECB (4) TX Gas regulatory metrics reflect jurisdictional average (5) Settlements in MN and OH do not explicitly establish ROE and capital structure (6) Does not reflect recently settled rate cases (7) Includes impacts of customer growth, weather, usage, and recoverable O&M
70	(1) Includes AFUDC income and energy efficiency bonus, net of below the line operating and maintenance expenses (2) Includes income from Mobile Energy Solutions, CenterPoint Energy Interstate Pipeline, Home Service Plus (reported within Natural Gas segment) and income from Energy Systems Group (reported within Corporate and Other segment) (3) Includes net interest expense of ~$(30M), income allocated to preferred shareholders of ~$(85M), and miscellaneous and one-time items of $10M - $15M. All amounts are net of taxes (4) Excludes corporate allocations allocated to midstream investments expected to be $10M - $15M based on relative earnings contributions, subject to an assumption related to timing of Enable and Energy Transfer merger
71	(1) Projected year-end rate base is the total rate base for the year and not just the amount that has been reflected in rates; Amounts shown may differ from regulatory filings. Rate Base figures in millions (2) Includes capital leases related to recent Texas legislation opportunities (3) IN forecasted 2022 rate base and equity content follow Ratemaking Approach (4) Includes assets related to Troy solar and RECB. Rate of return does not reflect actual rate of return related to Troy solar and RECB (5) TX Gas regulatory metrics reflect jurisdictional average (6) Settlements in MN and OH do not explicitly establish ROE and capital structure (7) Reflect recently settled rate cases (8) Includes impacts of customer growth, weather, usage, and recoverable O&M

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Endnotes:

Slide	Notes
72	(1) Includes AFUDC income and energy efficiency bonus, net of below the line operating and maintenance expenses (2) Includes income from CenterPoint Energy Interstate Pipeline, Home Service Plus (reported within Natural Gas segment) and income from Energy Systems Group (reported within Corporate and Other segment) (3) Includes net interest expense of ~$(35M), income allocated to preferred shareholders of ~$(50M), and miscellaneous of ~$10M. All amounts are net of taxes (4) Excludes corporate allocations allocated to midstream investments, subject to an assumption related to timing of Enable and Energy Transfer merger
73	(1) Assuming filings for Certificate of Public Convenience and Necessity required for renewable projects are approved (2) Includes Capital for AR and OK in 2021
74	(1) Includes Capital for AR and OK in 2021
75	(1) Includes capital expenditure that can be recovered through interim mechanisms and riders. Excludes capital expenditure that requires approvals of Certificate of Public Convenience and Necessity (2) Includes capital expenditure that can be recovered through interim mechanisms but requires approvals of Certificate of Public Convenience and Necessity (3) Includes capital expenditure that can be recovered through interim mechanisms and riders. Includes capital expenditure for AR and OK in 2021
76	(1) Plan assumes renewable projects in process to be completed by 2024, subject to regulatory approvals and completion of successful commercial negotiations, regulatory approval and / or construction, among other things
78	(1) Based on 4.6 metric tons per year from typical passenger car, per EPA (https://www.epa.gov/greenvehicles/greenhouse-gas-emissions-typical-passenger-vehicle#tailpipe-emissions) (2) Based on current Houston Electric's rates and 4,000 kWh of usage per EV per year
79	(1) Fixed network integration in Houston and Evansville only
80	(1) Data as of 6/30/2021
81	(1) Data as of 6/30/2021
86	(1) Energy Services segment (2) Infrastructure Services segment (3) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Midstream Investments, Corporate and Other and Discontinued Operations are non-GAAP financial measures. (4) Taxes are computed based on the impact removing such item would have on tax expense (5) Comprised of common stock of AT&T Inc. and Charter Communications, Inc. (6) Corporate and Other, plus income allocated to preferred shareholders (7) Results related to discontinued operations are excluded from the company's non-GAAP results

CenterPoint Energy Analyst Day – September 2021 92

ADDITIONAL INFORMATION Use of Non-GAAP Financial Measures In this presentation and the oral statements made in connection herewith, CenterPoint Energy presents non-GAAP Utility net income, non-GAAP Utility earnings per share (“Utility EPS”) and non-GAAP long-term funds from operations (“FFO”) which are not generally accepted accounting principles (“GAAP”) financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. 2021 Utility EPS includes net income from Electric and Natural Gas segments, as well as after tax Corporate and Other operating income and an allocation of corporate overhead based upon the Utility’s relative earnings contribution. Corporate overhead consists primarily of interest expense, preferred stock dividend requirements, and other items directly attributable to the parent along with the associated income taxes. Utility EPS excludes (a) earnings or losses from the change in value of CenterPoint Energy's 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities, (b) certain expenses associated with Vectren merger integration, (c) Midstream Investments segment and associated income from the Enable preferred units and a corresponding amount of debt in addition to an allocation of associated corporate overhead and impact, including related expenses, associated with the merger between Enable and Energy Transfer, (d) cost associated with the early extinguishment of debt and (e) gain and impact, including related expenses, associated with gas LDC sales. 2021 Utility EPS does not consider the items noted above and other potential impacts, such as changes in accounting standards, impairments or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. 2021 Utility EPS also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates and regulatory and judicial proceedings. In addition, the 2021 Utility EPS guidance range assumes a continued re-opening of the economy in CenterPoint Energy's service territories throughout 2021.To the extent actual results deviate from these assumptions, the 2021 Utility EPS guidance range may not be met or the projected annual Utility EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking non-GAAP Utility net income, Utility EPS and long- term FFO because changes in the value of ZENS and related securities, future impairments and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. The appendix to this presentation contains a reconciliation of income (loss) available to common shareholders and diluted earnings (loss) per share to the basis used in providing guidance. Management evaluates the Company’s financial performance in part based on non-GAAP Utility net income, Utility EPS and long-term FFO. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s non-GAAP Utility net income, Utility EPS and long-term FFO, which are non-GAAP financial measures, should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders, diluted earnings per share, and net cash provided by operating activities which, respectively, are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Net Zero Disclaimer While we believe that we have a clear path towards achieving our net zero emissions (Scope 1 and Scope 2) by 2035 goals, our analysis and path forward required us to make a number of assumptions. These goals and underlying assumptions involve risks and uncertainties and are not guarantees. Should one or more of our underlying assumptions prove incorrect, our actual results and ability to achieve net zero emissions by 2035 could differ materially from our expectations. Certain of the assumptions that could impact our ability to meet our net zero emissions goals include: emission levels, service territory size and capacity needs remaining in line with Company expectations (inclusive of changes related to the sale of our natural gas businesses in Arkansas and Oklahoma); regulatory approval of our generation transition plan; impacts of future environmental regulations or legislation; impacts of future carbon pricing regulation or legislation; price and availability of carbon offsets; price of fuel, such as natural gas; cost of energy generation technologies, such as wind and solar, natural gas and storage solutions; adoption of alternative energy by the public, including adoption of electric vehicles; rate of technology innovation with regards to alternative energy resources; our ability to implement our modernization plans for our pipelines and facilities; retirement dates of our coal facilities by 2035; and enhancement of energy efficiencies. Please also review the section entitled “Cautionary Statement and Other Disclaimers” included in this presentation. CenterPoint Energy Analyst Day – September 2021 93ADDITIONAL INFORMATION Use of Non-GAAP Financial Measures In this presentation and the oral statements made in connection herewith, CenterPoint Energy presents non-GAAP Utility net income, non-GAAP Utility earnings per share (“Utility EPS”) and non-GAAP long-term funds from operations (“FFO”) which are not generally accepted accounting principles (“GAAP”) financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. 2021 Utility EPS includes net income from Electric and Natural Gas segments, as well as after tax Corporate and Other operating income and an allocation of corporate overhead based upon the Utility’s relative earnings contribution. Corporate overhead consists primarily of interest expense, preferred stock dividend requirements, and other items directly attributable to the parent along with the associated income taxes. Utility EPS excludes (a) earnings or losses from the change in value of CenterPoint Energy's 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities, (b) certain expenses associated with Vectren merger integration, (c) Midstream Investments segment and associated income from the Enable preferred units and a corresponding amount of debt in addition to an allocation of associated corporate overhead and impact, including related expenses, associated with the merger between Enable and Energy Transfer, (d) cost associated with the early extinguishment of debt and (e) gain and impact, including related expenses, associated with gas LDC sales. 2021 Utility EPS does not consider the items noted above and other potential impacts, such as changes in accounting standards, impairments or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. 2021 Utility EPS also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates and regulatory and judicial proceedings. In addition, the 2021 Utility EPS guidance range assumes a continued re-opening of the economy in CenterPoint Energy's service territories throughout 2021.To the extent actual results deviate from these assumptions, the 2021 Utility EPS guidance range may not be met or the projected annual Utility EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking non-GAAP Utility net income, Utility EPS and long- term FFO because changes in the value of ZENS and related securities, future impairments and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. The appendix to this presentation contains a reconciliation of income (loss) available to common shareholders and diluted earnings (loss) per share to the basis used in providing guidance. Management evaluates the Company’s financial performance in part based on non-GAAP Utility net income, Utility EPS and long-term FFO. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s non-GAAP Utility net income, Utility EPS and long-term FFO, which are non-GAAP financial measures, should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders, diluted earnings per share, and net cash provided by operating activities which, respectively, are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Net Zero Disclaimer While we believe that we have a clear path towards achieving our net zero emissions (Scope 1 and Scope 2) by 2035 goals, our analysis and path forward required us to make a number of assumptions. These goals and underlying assumptions involve risks and uncertainties and are not guarantees. Should one or more of our underlying assumptions prove incorrect, our actual results and ability to achieve net zero emissions by 2035 could differ materially from our expectations. Certain of the assumptions that could impact our ability to meet our net zero emissions goals include: emission levels, service territory size and capacity needs remaining in line with Company expectations (inclusive of changes related to the sale of our natural gas businesses in Arkansas and Oklahoma); regulatory approval of our generation transition plan; impacts of future environmental regulations or legislation; impacts of future carbon pricing regulation or legislation; price and availability of carbon offsets; price of fuel, such as natural gas; cost of energy generation technologies, such as wind and solar, natural gas and storage solutions; adoption of alternative energy by the public, including adoption of electric vehicles; rate of technology innovation with regards to alternative energy resources; our ability to implement our modernization plans for our pipelines and facilities; retirement dates of our coal facilities by 2035; and enhancement of energy efficiencies. Please also review the section entitled “Cautionary Statement and Other Disclaimers” included in this presentation. CenterPoint Energy Analyst Day – September 2021 93